Registration No. 2-69653
                                                               File No. 811-3104

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES
ACT OF 1933                                                                [X]

Pre-Effective Amendment No. _____                                        [   ]


Post-Effective Amendment No. 36                                            [X]


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940                                                                [X]


Amendment No. 33                                                           [X]


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                           CENTENNIAL TAX EXEMPT TRUST
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                 (Exact Name of Registrant as Specified in Charter)

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                  6803 South Tucson Way, Englewood, Colorado 80112
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                (Address of Principal Executive Offices) (Zip Code)

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                                 1-800-525-9310
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                (Registrant's Telephone Number, including Area Code)

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                             Andrew J. Donohue, Esq.
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                             OppenheimerFunds, Inc.
              Two World Trade Center, New York, New York 10048-0203
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                      (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):


[ ] Immediately upon filing pursuant to paragraph (b) [X] On November 1, 2000 pursuant to paragraph (b) [ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] On _______________ pursuant to paragraph (a)(1) [ ] 75 days after filing pursuant to paragraph (a)(2) [ ] On _______________ pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

[X] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Centennial Tax Exempt Trust

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Prospectus dated November 1,  2000       Centennial Tax Exempt Trust is a money
                                         market mutual fund.  It seeks the
                                         maximum short-term interest income
                                         exempt from federal income taxes that
                                         is consistent with low capital risk
                                         and the maintenance of liquidity. The
                                         Trust invests in short-term, high
                                         quality "money market" securities.

                                         This  Prospectus   contains   important
                                         information     about    the    Trust's
                                         objective,   its  investment  policies,
                                         strategies and risks.  It also contains
                                         important  information about how to buy
                                         and sell shares of the
As with all mutual funds, the Trust and other account features. Securities and Exchange Commission has Please read this Prospectus carefully not approved or disapproved the Trust's before you invest and keep it for securities nor has it determined that future reference about your account. this Prospectus is accurate or complete. It is a criminal offense to represent otherwise.

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


2

CONTENTS

                  A B O U T  T H E  T R U S T

                  The Trust's Investment Objective and Strategies

                  Main Risks of Investing in the Trust

                  The Trust's Past Performance

                  Fees and Expenses of the Trust

                  About the Trust's Investments

                  I N V E S T I N G  I N  T H E  T R U S T

                  This section applies to the prospectuses of Centennial Money Market Trust, Centennial Tax Exempt Trust and Centennial Government Trust

                  How the Trusts are Managed

                  How to Buy Shares

                  Automatic Purchase and Redemption Programs
                  Direct Shareholders


                  How to Sell Shares

                  Automatic Purchase and Redemption Programs
                  Direct Shareholders


                  How to Exchange Shares

                  Shareholder Account Rules and Policies

                  Dividends and Tax Information

                  Financial Highlights

A B O U T  T H E  T R U S T

The Trust's Investment Objective and Strategies

WHAT IS THE TRUST'S INVESTMENT OBJECTIVE? The Trust seeks the maximum short-term interest income exempt from federal income taxes that is consistent with low capital risk and the maintenance of liquidity.


WHAT DOES THE TRUST MAINLY INVEST IN? The Trust is a money market fund. It invests in a variety of high-quality money market instruments to seek income. Money market instruments are short-term, U.S. dollar-denominated debt instruments issued by the U.S. government, domestic and foreign corporations and financial institutions and other entities. They include, for example, bank obligations, repurchase agreements, commercial paper, other corporate debt obligations and government debt obligations. To be considered "high-quality," generally they must be rated in one of the two highest credit-quality categories for short-term securities by nationally recognized rating services. If unrated, a security must be determined by the Trust's investment manager to be of comparable quality to rated securities.

      The Trust normally invests 100% of its assets in municipal securities. It will not make any investment that will reduce the portion of its total assets that are invested in municipal securities to less than 80%. The balance of the Trust's assets may be invested in investments the income from which may be taxable. The Trust will not invest more than 20% of its net assets in municipal securities the income on which may be a tax preference item that would increase an individual investor's alternative minimum tax.

WHO IS THE TRUST DESIGNED FOR? The Trust is designed for investors who are seeking income at current money market rates while preserving the value of their investment, because the Trust tries to keep its share price stable at $1.00. Income on short-term securities tends to be lower than income on longer term debt securities, so the Trust's yield will likely be lower than the yield on longer-term fixed income funds. The Trust does not invest for the purpose of seeking capital appreciation or gains and is not a complete investment program.


Main Risks of Investing in the Trust

All investments carry risks to some degree. Funds that invest in debt obligations for income may be subject to credit risks and interest rate risks. However, the Trust's investments must meet strict standards set by its Board of Trustees following special rules for money market funds under federal law. Those standards include requirements for maintaining high credit quality in the Trust's portfolio, a short average portfolio maturity to reduce the effects of changes in interest rates on the value of the Trust's securities and diversifying the Trust's investments among issuers to reduce the effects of a default by any one issuer on the Trust's overall portfolio and the value of the Trust's shares.


      Even so, there are risks that any of the Trust's holdings could have its credit rating downgraded, or the issuer could default, or that interest rates could rise sharply, causing the value of the Trust's securities (and its share price) to fall. As a result, there is a risk that the Trust's shares could fall below $1.00 per share. If there is a high redemption demand for the Trust's shares that was not anticipated, portfolio securities might have to be sold prior to their maturity at a loss. Also, there is the risk that the value of your investment could be eroded over time by the effects of inflation, and that poor security selection could cause the Trust to underperform other funds with similar objectives.

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An investment  in the Trust is not insured or guaranteed by the Federal  Deposit
Insurance Corporation or any other government agency. Although the Trust seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Trust.
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The Trust's Past Performance

The bar chart and table below show how the Trust's returns may vary over time, by showing changes in the Trust's performance from year to year for the last ten calendar years and average annual total returns for the 1-, 5- and 10- year periods. Variability of returns is one measure of the risks of investing in a money market fund. The Trust's past investment performance does not predict how the Trust will perform in the future.

Annual Total Returns (% as of 12/31 each year)

[See appendix to prospectus for annual total return data for bar chart.]


For the period from 1/1/00 through 9/30/00 the cumulative total return (not annualized) was 2.49%. During the period shown in the bar chart, the highest return (not annualized) for a calendar quarter was 1.44% (4th Q '90) and the lowest return for a calendar quarter (not annualized) was 0.44% (1st Q '94).


Average Annual Total Returns
for the periods ended December 31,    1 Year    5 Years         10 Years
1999
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                                      ----------                ---------------

Centennial Tax Exempt Trust           2.60%     3.02%           3.18%
(inception 9/8/81)

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The returns in the table measure the  performance of a hypothetical  account and assume that all dividends have been reinvested in additional shares. The total returns are not the Trust's current yield. The Trust's yield more closely reflects the Trust's current earnings.

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To obtain the  Trust's  current  7-day  yield,  please call the  Transfer  Agent toll-free at 1.800.525.9310.
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Fees and Expenses of the Trust


The Trust pays a variety of expenses directly for investment management, administration and other services. Those expenses are subtracted from the Trust's assets to calculate the Trust's net asset value per share. All shareholders therefore pay those expenses indirectly. The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Trust. The numbers below are based upon the Trust's expenses during its fiscal year ended June 30, 2000.

SHAREHOLDER FEES. The Trust does not charge any initial sales charge to buy shares or to reinvest dividends. There are no exchange fees or redemption fees and no contingent deferred sales charges (unless you buy Trust shares by exchanging Class A shares of other eligible funds that were purchased subject to a contingent deferred sales charge, as described in "How to Sell Shares").


Annual Trust Operating Expenses (deducted from Trust assets):
(% of average daily net assets)

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 Management Fees                              0.43%

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 Distribution and/or Service (12b-1) Fees     0.20%

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 Other Expenses                               0.09%

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 Total Annual Operating Expenses              0.72%

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"Other expenses" in the table include  transfer agent fees,  custodial fees, and accounting and legal expenses the Trust pays.


EXAMPLE. The following example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Trust for the time periods indicated and reinvest your dividends and distributions. The example also assumes that your investment has a 5% return each year and that the Trust's operating expenses remain the same. Your actual costs may be higher or lower, because expenses will vary over time. Based on these assumptions your expenses would be as follows, whether or not you redeem your investment at the end of each period:


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                                1 year      3 years     5 years    10 years
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                                $74         $230        $401       $894

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About the Trust's Investments


THE TRUST'S PRINCIPAL INVESTMENT POLICIES. The Trust invests in short-term money market securities meeting quality, maturity and diversification standards established by its Board of Trustees as well as rules that apply to money market funds under the Investment Company Act. The Statement of Additional Information contains more detailed information about the Trust's investment policies and risks.

      The Trust's investment manager, Centennial Asset Management Corporation (referred to in this Prospectus as the Manager) tries to reduce risks by diversifying investments and by carefully researching investments before the Trust buys them. The rate of the Trust's income will vary from day to day, generally reflecting changes in overall short-term interest rates. There is no assurance that the Trust will achieve its investment objective.

What Does the Trust Invest In? Money market instruments are high-quality, short-term debt instruments. They may have fixed, variable or floating interest rates. All of the Trust's money market investments must meet the special quality and maturity requirements set under the Investment Company Act and the special standards set by the Board described briefly below. The following is a brief description of the types of money market instruments the Trust may invest in.


   o Municipal Securities. The Trust buys municipal bonds and notes, tax-exempt commercial paper, certificates of participation in municipal leases and other debt obligations. These are debt obligations issued by the governments of states, their political subdivisions (such as cities, towns and counties), or the District of Columbia, or by their agencies, instrumentalities and authorities, if the interest paid on the security is not subject to federal individual income tax in the opinion of bond counsel to the issuer. All of these types of debt obligations are referred to as "municipal securities" in this Prospectus.


o Other Money Market Obligations. Additionally, the Trust may buy other money market instruments that the Manager approves under procedures adopted by the Board of Trustees. They must be U.S. dollar-denominated short-term investments that the Manager must determine to have minimal credit risks.

What Standards Apply to the Trust's Investments? Money market instruments are subject to credit risk, the risk that the issuer might not make timely payments of interest on the security or repay principal when it is due. The Trust may buy only those instruments that meet standards set by the Investment Company Act for money market funds and procedures adopted by the Board. The Trust's Board has adopted evaluation procedures for the Trust's portfolio and the Manager has the responsibility to implement those procedures when selecting investments for the Trust.


In general, the Trust buys only high-quality investments that the Manager believes present minimal credit risk at the time of purchase. "High-quality" investments are:
o rated in one of the two highest short-term rating categories of two national rating organizations, or
o rated by one rating organization in one of its two highest rating categories (if only one rating organization has rated the investment), or
o unrated investments that the Manager determines are comparable in quality to the two highest rating categories.


      The standards also limit the amount of the Trust's assets that can be invested in the securities of any one issuer (other than the U.S. government, its agencies and instrumentalities), to spread the Trust's investment risks. The Trust must also maintain an average portfolio maturity of not more than 90 days, to reduce interest rate risks. Additionally, the remaining maturity of any single portfolio investment may not exceed 397 days.

Can the Trust's Investment Objective and Policies Change? The Trust's Board of Trustees can change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Trust's outstanding voting shares. The Trust's investment objective is a fundamental policy. Some investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is. Please see the Statement of Additional Information for information on a proposal to change one of the Trust's fundamental policies that the Board of Trustees has requested shareholders to approve. If shareholders do not approve the change, then the Statement of Additional Information will be supplemented to advise you that the amendment was not approved.

OTHER INVESTMENT STRATEGIES. To seek its objective, the Trust can use the investment techniques and strategies described below. The Trust might not always use all of them. These techniques involve risks. The Statement of Additional Information contains more information about some of these practices, including limitations on their use that are designed to reduce some of the risks.

Floating Rate/Variable Rate Notes. The Trust can purchase investments with floating or variable interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are adjusted automatically according to a specified market rate or benchmark, such as the prime rate of a bank. If the maturity of an investment is greater than 397 days,, it may be purchased only if it has a demand feature. That feature must permit the Trust to recover the principal amount of the investment on not more than thirty days' notice at any time, or at specified times not exceeding 397 days from the date of purchase.

Municipal  Lease  Obligations.  Municipal  leases  are used by state  and  local governments to obtain funds to acquire land, equipment or facilities. The Trust can invest in certificates of participation that represent a proportionate interest in payments made under municipal lease obligations. If the government stops making payments or transfers its payment obligations to a private entity, the obligation could lose value or become taxable. Some of these obligations might not have an active trading market and would be subject to the Trust's limits on "illiquid" securities described below. From time to time the Trust may invest more that 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Trust's Board of Trustees.

Repurchase  Agreements.  The Trust may enter into  repurchase  agreements.  In a repurchase transaction, the Trust buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Trust may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Trust ordinarily will not enter into repurchase, transactions that will cause more than 10% of the Trusts net assets to be subject to repurchase agreements having a maturity beyond seven days. However, when the Trust assumes a temporary defensive position, there is no limit on the amount of the Trust's assets that may be subject to repurchase agreements having a maturity of seven days or less. Income earned on repurchase transactions is not tax-exempt. The Trust normally will limit its investments in repurchase transactions to 20% of its total assets.

Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual limit on resale or which cannot be sold publicly until it is registered under federal securities laws. The Trust will not invest more than 10% of its net assets in illiquid or restricted securities. That limit does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. Difficulty in selling a security may result in a loss to the Trust or additional costs.


DemandFeatures and Guarantees. The Trust may invest a significant percentage of its assets in municipal securities that have demand features, guarantees or similar credit and liquidity enhancements. A demand feature permits the holder of the security to sell the security within a specified period of time at a stated price and entitles the holder of the security to receive an amount equal to the approximate amortized cost of the security plus accrued interest. These securities are described in the Statement of Additional Information.


Temporary Investments. In times of adverse market, economic, political, or other conditions, the Trust can invest up to 100% of its assets in temporary defensive investments. These temporary investments can include: o obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, o bankers' acceptances; taxable commercial paper rated in the highest category by a Rating Organization, o short-term taxable debt obligations rated in one of the two highest rating categories of a Rating Organization. o certificates of deposit of domestic banks, and o repurchase agreements.

      To the extent the Trust assumes a temporary defensive position, a significant portion of the Trust's distributions may be taxable.


I N V E S T I N G  I N  T H E  T R U S T S


The information below applies to Centennial Money Market Trust, Centennial Tax Exempt Trust and Centennial Government Trust. Each is referred to as a "Trust" and they are collectively referred to as the "Trusts". Unless otherwise indicated, this information applies to each Trust.

How the Trusts are Managed


THE MANAGER. The Manager, Centennial Asset Management Corporation, a wholly-owned subsidiary of OppenheimerFunds, Inc., is the investment advisor for the Trusts. The Manager chooses each of the Trust's investments and handles its day-to-day business. The Manager carries out its duties subject to the policies established by the Trust's Board of Trustees, under an investment advisory agreement with each Trust that states the Manager's responsibilities. The agreement sets the fees the Trust pays to the Manager and describes the expenses that the Trust is responsible to pay to conduct its business.

      The Manager has been an investment advisor since 1978. The Manager and its affiliates managed investment companies and other assets of more than $130 billion as of September 30, 2000, and more than 5 million shareholder accounts. The Manager is located at 6803 South Tucson Way, Englewood, Colorado 80112.

Portfolio Managers. The portfolio managers of the Trusts are the persons principally responsible for the day-to-day management of the Trust's portfolios. The portfolio manager of Centennial Money Market Trust and Centennial Government Trust is Carol E. Wolf. Ms. Wolf was co-portfolio manager of the Trusts from June 1990 until April 2000, when she became the sole portfolio manager. She is a Senior Vice President of OppenheimerFunds, Inc. and of the Trusts and an officer and portfolio manager of other funds for which the Manager or an affiliate serves as investment advisor. The portfolio manager of Centennial Tax Exempt Trust is Michael Carbuto (since October 1987). Mr. Carbuto is a Vice President of OppenheimerFunds, Inc. and is an officer and portfolio manager of other funds for which the Manager serves as investment advisor.


Advisory Fees. Under each investment advisory agreement, a Trust pays the Manager an advisory fee at an annual rate that declines on additional assets as the Trust grows. That fee is computed on the average annual net assets of the respective Trust as of the close of each business day.


o Centennial Money Market Trust. The annual management fee rates are: 0.500% of the first $250 million of the Trust's net assets; 0.475% of the next $250 million; 0.450% of the next $250 million; 0.425% of the next $250 million; 0.400% of the next $250 million; 0.375% of the next $250 million; 0.350% of the next $500 million; and 0.325% of net assets in excess of $2 billion. In the agreement, the Manager guarantees that the Trust's total expenses in any fiscal year, exclusive of taxes, interest and brokerage commissions, and extraordinary expenses such as litigation costs, shall not exceed the lesser of (1) 1.5% of the average annual net assets of the Trust up to $30 million and 1% of its average annual net assets in excess of $30 million; or (2) 25% of the total annual investment income of the Trust. Centennial Money Market Trust's management fee for its fiscal year ended June 30, 2000 was 0.34% of the Trust's average annual net assets.

o Centennial Government Trust. The annual management fee rates are: 0.500% of the first $250 million of the Trust's net assets; 0.475% of the next $250 million; 0.450% of the next $250 million; 0.425% of the next $250 million; 0.400% of the next $250 million; 0.375% of the next $250 million and 0.350% of net assets in excess of $1.5 billion. The Manager has made the same guarantee to Centennial Government Trust regarding expenses as described above for Centennial Money Market Trust. The Trust's management fee for its fiscal year ended June 30, 2000 was 0.45% of the Trust's average annual net assets.

o Centennial Tax Exempt Trust. The annual management fee rates applicable to the Trust are as follows: 0.500% of the first $250 million of the Trust's net assets; 0.475% of the next $250 million; 0.450% of the next $250 million; 0.425% of the next $250 million; 0.400% of the next $250 million; 0.375% of the next $250 million; 0.350% of the next $500 million; and 0.325% of net assets in excess of $2 billion. Under the agreement, when the value of the Trust's net assets is less than $1.5 billion, the annual fee payable to the Manager shall be reduced by $100,000 based on average net assets computed daily and paid monthly at the annual rates. However, the annual fee cannot be less than $0. The Trust's management fee for its fiscal year ended June 30, 2000 was 0.43% of the Trust's average annual net assets.



How to Buy Shares


HOW ARE SHARE PRICES DETERMINED? Shares of each Trust are sold at their offering price, which is the net asset value per share without any sales charge. The net asset value per share will normally remain fixed at $1.00 per share. However, there is no guarantee that a Trust will be able to maintain a stable net asset value of $1.00 per share.

      The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Sub-Distributor (OppenheimerFunds Distributor, Inc.) receives the purchase order at its offices in Colorado, or after any agent appointed by the Sub-Distributor receives the order and sends it to the Sub-Distributor as described below.

How is a Trust's Net Asset Value Determined? The net asset value of shares of each Trust is determined twice each day, at 12:00 Noon and at 4:00 P.M., on each day The New York Stock Exchange is open for trading (referred to in this Prospectus as a "regular business day"). All references to time in this Prospectus mean "New York time."

      The net asset value per share is determined by dividing the value of a Trust's net assets by the number of shares that are outstanding. Under a policy adopted by the Board of Trustees of the Trusts, each Trust uses the amortized cost method to value its securities to determine net asset value.

      The shares of each Trust offered by this Prospectus are considered to be Class A shares for the purposes of exchanging them or reinvesting distributions among other eligible funds that offer more than one class of shares.

IS THERE A MINIMUM INVESTMENT? Minimum initial investments described below and depend on how you buy and pay for your shares. You can make additional investments at any time with as little as $25. The minimum investment requirements do not apply to reinvesting distributions from the Trust or other eligible funds (a list of them appears in the Statement of Additional
Information,  or you  can ask  your  dealer  or  call  the  Transfer  Agent)  or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.


HOW ARE SHARES PURCHASED? You can buy shares in one of several ways:


BuyingShares Through a Dealer's Automatic Purchase and Redemption Program. You can buy shares of a Trust through a broker-dealer that has a sales agreement with the Trust's Distributor or Sub-Distributor that allows shares to be purchased through the dealer's Automatic Purchase and Redemption Program. Shares of each Trust are sold mainly to customers of participating dealers that offer the Trusts' shares under these special purchase programs. If you participate in an Automatic Purchase and Redemption Program established by your dealer, your dealer buys shares of the Trust for your account with the dealer. Program participants should also read the description of the program provided by their dealer.

BuyingShares  Through Your  Dealer.  If you do not  participate  in an Automatic
      Purchase and Redemption Program, you can buy shares of a Trust through any broker/dealer that has a sales agreement with the Sub-Distributor. Your dealer will place your order with the Sub-Distributor on your behalf.

BuyingShares Directly Through the Sub-Distributor. You can also purchase shares directly through the Sub-Distributor. Shareholders who make purchases directly and hold shares in their own names are referred to as "direct shareholders" in this Prospectus.

      The Sub-Distributor may appoint servicing agents to accept purchase (and redemption) orders, including broker/dealers that have established Automatic Purchase and Redemption Programs. The Sub-Distributor, in its sole discretion, may reject any purchase order for shares of a Trust.

AUTOMATIC PURCHASE AND REDEMPTION PROGRAM. If you buy shares of a Trust through your broker/dealer's Automatic Purchase and Redemption Program, your broker/dealer will buy your shares for your Program Account and will hold your shares in your broker/dealer's name. These purchases will be made under the procedures described in "Guaranteed Payment Procedures" below. Your Automatic Purchase and Redemption Program Account may have minimum investment requirements established by your broker/dealer. You should direct all questions about your Automatic Purchase and Redemption Program to your broker/dealer, because the Trusts' transfer agent does not have access to information about your account under that Program.

Guaranteed Payment  Procedures.  Some  broker/dealers may have arrangements with the Sub-Distributor to enable them to place purchase orders for shares of a Trust and to guarantee that the Trust's custodian bank will receive Federal Funds to pay for the shares prior to specified times. Broker/dealers whose clients participate in Automatic Purchase and Redemption Programs may use these guaranteed payment procedures to pay for purchases of shares of a Trust.

o If the Distributor receives a purchase order before 12:00 Noon on a regular business day with the broker/dealer's guarantee that the Trust's custodian bank will receive payment for those shares in Federal Funds by 2:00 P.M. on that same day, the order will be effected at the net asset value determined at 12:00 Noon that day. Distributions will begin to accrue on the shares on that day if the Federal Funds are received by the required time.

o If the Distributor receives a purchase order after 12:00 Noon on a regular business day with the broker/dealer's guarantee that the Trust's custodian bank will receive payment for those shares in Federal Funds by 2:00 P.M. on that same day, the order will be effected at the net asset value determined at 4:00 P.M. that day. Distributions will begin to accrue on the shares on that day if the Federal Funds are received by the required time.

o If the Distributor receives a purchase order between 12:00 Noon and 4:00 P.M. on a regular business day with the broker/dealer's guarantee that the Trust's custodian bank will receive payment for those shares in Federal
      Funds by 4:00 P.M. the next regular business day, the order will be effected at the net asset value determined at 4:00 P.M. on the day the order is received and distributions will begin to accrue on the shares purchased on the next regular business day if the Federal Funds are received by the required time.

HOW CAN DIRECT SHAREHOLDERS BUY SHARES? Direct shareholders can buy shares of a Trust by completing a Centennial Funds New Account Application (enclosed with this Prospectus) and sending it to the Sub-Distributor, OppenheimerFunds Distributor, Inc., P.O. Box 5143, Denver, Colorado 80217. Payment must be made by check or by Federal Funds wire as described below. If you don't list a dealer on the application, OppenheimerFunds Distributor, Inc., the Sub-Distributor, will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Trust is appropriate for you.

      Each Trust intends to be as fully invested as possible to maximize its yield. Therefore, newly-purchased shares normally will begin to accrue distributions after the Sub-Distributor or its agent accepts your purchase order, starting on the business day after the Trust receives Federal Funds from the purchase payment.

Payment by Check. Direct shareholders may pay for purchases of shares of a Trust by check. Send your check, payable to "OppenheimerFunds Distributor, Inc.," along with your Application to the address listed above. For initial purchases, your check should be payable in U.S. dollars and drawn on a U.S. bank so that distributions will begin to accrue on the next regular business day after the Distributor accepts your purchase order. If your check is not drawn on a U.S. bank and is not payable in U.S. dollars, the shares will not be purchased until the Distributor is able to convert the purchase payment to Federal Funds. In that case distributions will begin to accrue on the purchased shares on the next regular business day after the purchase is made. The minimum initial investment for direct shareholders by check is $500.

Payment by Federal  Funds Wire.  Direct  shareholders  may pay for  purchases of shares of a Trust by Federal Funds wire. You must also forward your Application to the Sub-Distributor's address listed above. Before sending a wire, call the Sub-Distributor's Wire Department at 1.800.525.9310 (toll-free from within the U.S.) or 303.768.3200 (from outside the U.S.) to notify the Sub-Distributor of the wire, and to receive further instructions.

      Distributions will begin to accrue on the purchased shares on the purchase date that is a regular business day if the Federal Funds from your wire and the Application are received by the Sub-Distributor and accepted by 12:00 Noon. If the Distributor receives the Federal Funds from your wire and accepts the purchase order between 12:00 Noon and 4:00 P.M. on the purchase date, distributions will begin to accrue on the shares on the next regular business day. The minimum investment by Federal Funds Wire is $2,500.


Buying Shares Through Automatic Investment Plans. Direct shareholders can purchase shares of a Trust automatically each month by authorizing the Trust's Transfer Agent to debit your account at a U.S. domestic bank or other financial institution. Details are in the Automatic Investment Plan Application and the Statement of Additional Information. The minimum monthly purchase is $25.


Service (12b-1) Plans. Each Trust has adopted a service plan. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold shares of the Trust. Reimbursement is made quarterly at an annual rate of up to 0.20% of the average annual net assets of the Trust. The Distributor currently uses all of those fees (together with significant amounts from the Manager's own resources) to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold shares of the Trust.


Retirement Plans. Direct shareholders may buy shares of a Trust for a retirement plan account. If you participate in a plan sponsored by your employer, the plan trustee or administrator must buy the shares for your plan account. The Sub-Distributor also offers a number of different retirement plans that individuals and employers can use:
o Individual Retirement Accounts (IRAs). These include regular IRAs, Roth IRAs, rollover IRAs and Education IRAs.
o SEP-IRAs. These are Simplified Employee Pensions Plan IRAs for small business owners or self-employed individuals.
o 403(b)(7) Custodial Plans. These are tax deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
o     401(k) Plans.  These are special retirement plans for businesses.
o Pension and Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals.

      Please call the Sub-Distributor for retirement plan documents, which include applications and important plan information.

How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent.


HOW CAN PROGRAM PARTICIPANTS SELL SHARES? If you participate in an Automatic Purchase and Redemption Program sponsored by your broker/dealer, you must redeem shares held in your Program Account by contacting your broker/dealer firm, or you can redeem shares by writing checks as described below. You should not contact the Trust or its Transfer Agent directly to redeem shares held in your Program Account. You may also arrange (but only through your broker/dealer) to have the proceeds of redeemed Trust shares sent by Federal Funds wire, as described below in "Sending Redemption Proceeds by Wire."

HOW CAN DIRECT SHAREHOLDERS REDEEM SHARES? Direct shareholders can redeem their shares by writing a letter to the Transfer Agent, Shareholder Services, Inc., by using checkwriting privileges, or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the Transfer Agent for assistance first, at 1.800.525.9310.

Certain Requests Require a Signature Guarantee. To protect you and the Trust from fraud, the following redemption requests for accounts of direct shareholders must be in writing and must include a signature guarantee
      (although there may be other situations that also require a signature guarantee):

o  You wish to redeem $100,000 or more and receive a check
o The redemption check is not payable to all shareholders listed on the account statement
o The redemption check is not sent to the address of record on your account statement
o Shares are being transferred to an account with a different owner or name o Shares are being redeemed by someone (such as an Executor) other than the owners listed in the account registration.


Where Can Direct  Shareholders  Have Their Signatures  Guaranteed?  The Transfer
      Agent will accept a guarantee of your signature by a number of financial institutions, including:
o  a U.S. bank, trust company, credit union or savings association,
o  a foreign bank that has a U.S. correspondent bank,
o a U.S. registered dealer or broker in securities, municipal securities or government securities, or
o a U.S. national securities exchange, a registered securities association or a clearing agency.

      If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.


How Can Direct Shareholders Sell Shares by Mail?  Write a letter to the Transfer
      Agent that includes:

   o  Your name
   o  The Trust's name
   o Your account number (from your account statement) o The dollar amount or number of shares to be redeemed o Any special payment instructions o Any share certificates for the shares you are selling

   o The signatures of all registered owners exactly as listed in the account statement, and
   o Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares (such as Letters Testamentary of an Executor).



--------------------------------------------------------------------------------
---------------------------------------- ---------------------------------------
Use the following address for Send courier or express mail ---------------------------------------- requests to: requests by mail:
Shareholder Services, Inc. Shareholder Services, Inc. 10200 E. Girard Avenue, Building D P.O. Box 5143 Denver, Colorado 80231 Denver, Colorado 80217-5270
--------------------------------------------------------------------------------


How Can Direct Shareholders Sell Shares by Telephone? Direct shareholders and their dealer representative of record may sell shares by telephone. To receive the redemption price calculated on a particular regular business day, the Transfer Agent or its designated agent must receive the request by 4:00 P.M. on that day. You may not redeem shares held under a share certificate or in a retirement account by telephone. To redeem shares through a service representative, call 1.800.525.9310. The check for proceeds of telephone redemptions will be payable to the shareholder(s) of record and will be sent to the address of record for the account. Up to $100,000 may be redeemed by telephone in any 7-day period. Telephone redemptions are not available within 30 days of changing the address on an account.

Retirement Plan Accounts. There are special procedures to sell shares held in a retirement plan account. Call the Transfer Agent for a distribution request form. Special income tax withholding requirements apply to distributions from retirement plans. You must submit a withholding form with your redemption request to avoid delay in getting your money and if you do not want tax withheld. If your employer holds your retirement plan account for you in the name of the plan, you must ask the plan trustee or administrator to request the sale of the Trust shares in your plan account.

Sending Redemption Proceeds By Wire. While the Transfer Agent normally sends direct shareholders their money by check, you can arrange to have the proceeds of the shares you sell sent by Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system. The minimum redemption you can have sent by wire is $2,500. There is a $10 fee for each wire. To find out how to set up this feature on an account or to arrange a wire, direct shareholders should call the Transfer Agent at 1.800.525.9310. If you hold your shares through your dealer's Automatic Purchase and Redemption Program, you must contact your dealer to arrange a Federal Funds wire.

Can Direct Shareholders Submit Requests by Fax? Direct shareholders may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1.800.525.9310 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

HOW DO I WRITE CHECKS AGAINST MY ACCOUNT? Automatic Purchase and Redemption Program participants may write checks against an account held under their Program, but must arrange for checkwriting privileges through their dealers. Direct shareholders may write checks against their account by requesting that privilege on the account Application or by contacting the Transfer Agent for signature cards. They must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If checkwriting is established after November 1, 2000, only one signature is required for shareholders with joint accounts, unless you elect otherwise.


   o Checks can be written to the order of whomever you wish, but may not be cashed at the bank the checks are payable through or the Trust's custodian bank.
   o Checkwriting privileges are not available for accounts holding shares that are subject to a contingent deferred sales charge.
   o Checks must be written for at least $250.

   o Checks cannot be paid if they are written for more than your account value.
   o You may not write a check that would require the redemption of shares that were purchased by check or Automatic Investment Plan payments within the prior 10 days.
   o Don't use your checks if you changed your account number, until you receive new checks.


WILL I PAY A SALES CHARGE WHEN I SELL MY SHARES? The Trust does not charge a fee to redeem shares of a Trust that were bought directly or by reinvesting distributions from that Trust or another Centennial Trust or eligible fund. Generally, there is no fee to redeem shares of a Trust bought by exchange of shares of another Centennial Trust or eligible fund. However,

o if you acquired shares of a Trust by exchanging Class A shares of another eligible fund that you bought subject to the Class A contingent deferred sales charge, and

o those shares are still subject to the Class A contingent deferred sales charge when you exchange them into the Trust, then
o you will pay the contingent deferred sales charge if you redeem those shares from the Trust within 18 months of the purchase date of the shares of the fund you exchanged.

How to Exchange Shares


Shares of a Trust can be exchanged for shares of certain other Centennial Trusts or other eligible funds, depending on whether you own your shares through your dealer's Automatic Purchase and Redemption Program or as a direct shareholder.

HOW CAN PROGRAM PARTICIPANTS EXCHANGE SHARES? If you participate in an Automatic Purchase and Redemption Program sponsored by your broker/dealer, you may exchange shares held in your Program Account for shares of Centennial Money Market Trust, Centennial Government Trust, Centennial Tax Exempt Trust, Centennial California Tax Exempt Trust and Centennial New York Tax Exempt Trust (referred to in this Prospectus as the "Centennial Trusts"), if available for sale in your state of residence, by contacting your broker/dealer and obtaining a Prospectus of the selected Centennial Trust.

HOW CAN DIRECT SHAREHOLDERS EXCHANGE SHARES? Direct shareholders can exchange shares of a Trust for Class A shares of certain eligible funds listed in the Statement of Additional Information. To exchange shares, you must meet several conditions:

   o Shares of the fund selected for exchange must be available for sale in your state of residence.

   o The prospectuses of the Trust and the fund whose shares you want to buy must offer the exchange privilege.
   o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them. After the account is open 7 days, you can exchange shares every regular business day.
   o You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange.
   o Before exchanging into a fund, you must obtain and read its prospectus.

      Shares of a particular class of an eligible fund may be exchanged only for shares of the same class in other eligible funds. For example, you can exchange shares of a Trust only for Class A shares of another fund, and you can exchange only Class A shares of another eligible fund for shares of a Trust.


      You may pay a sales charge when you exchange shares of a Trust. Because shares of the Trusts are sold without sales charge, in some cases you may pay a sales charge when you exchange shares of a Trust for shares of other eligible funds that are sold subject to a sales charge. You will not pay a sales charge when you exchange shares of a Trust purchased by reinvesting distributions from that Trust or other eligible funds (except Oppenheimer Cash Reserves), or when you exchange shares of a Trust purchased by exchange of shares of an eligible fund on which you paid a sales charge.


      For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Since shares of a Trust normally maintain a $1.00 net asset value, in most cases you should not realize a capital gain or loss when you sell or exchange your shares.

      Direct shareholders can find a list of eligible funds currently available for exchanges in the Statement of Additional Information or you can obtain one by calling a service representative at 1.800.525.9310. The list of eligible funds can change from time to time.

How Do Direct Shareholders Submit Exchange Requests? Direct shareholders may request exchanges in writing or by telephone:


 o Written Exchange Requests. Complete an Exchange Authorization Form, signed by all owners of the account. Send it to the Transfer Agent at the address on the back cover.


   o Telephone Exchange Requests. Telephone exchange requests may be made by calling a service representative at 1.800.525.9310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

ARE THERE LIMITATIONS ON EXCHANGES? There are certain exchange policies you should be aware of:

   o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that conforms to the policies described above. Requests for exchanges to any of the Centennial Trusts must be received by the Transfer Agent by 4:00 P.M. on a regular business day to be effected that day. The Transfer Agent must receive requests to exchange shares of a Trust to funds other than the Centennial Trusts on a regular business day by the close of The New York Stock Exchange that day. The close is normally 4:00 P.M. but may be earlier on some days.

   o  Either  fund  may  delay  the  purchase  of  shares  of the  fund  you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day exchange. For example, the receipt of the multiple exchange requests from a "market timer" might require a fund to sell securities at a disadvantageous time and/or price.

   o Because excessive trading can hurt fund performance and harm shareholders, the Trusts reserve the right to refuse any exchange request that may, in the opinion of the Trusts, be disadvantageous, or to refuse multiple exchange requests submitted by a shareholder or dealer.

   o The Trusts may amend, suspend or terminate the exchange privilege at any time. The Trusts will provide you notice whenever they are required to do so by applicable law, but they may impose these changes at any time for emergency purposes.

   o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

More information about the Trusts' policies and procedures for buying, selling and exchanging shares is contained in the Statement of Additional Information.


The offering of shares of a Trust may be suspended during any period in which the Trust's determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time it believes it is in a Trust's best interest to do so.


Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by a Trust at any time. If an account has more than one owner, a Trust and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.


The Transfer Agent will record any telephone calls to verify data concerning transactions. It has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data and by confirming such transactions in writing. The Transfer Agent and the Trusts will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.


Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.


Payment for redeemed shares ordinarily is made in cash. It is forwarded by check or by Federal Funds wire (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker/dealer, payment will normally be forwarded within three business days after redemption.

The   Transfer  Agent may  delay  forwarding  a check or  making a  payment  via
      Federal Funds wire for the redemption of recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

Involuntary  redemptions  of small accounts may be made by Centennial Tax Exempt
      Trust if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped. In some cases involuntary redemptions may be made to repay the Distributor or Sub-Distributor for losses from the cancellation of share purchase orders.


"Backup Withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Trust your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.


To avoid sending duplicate copies of materials to households, the Trust will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Trust's records. The consolidation of these mailings, called householding, benefits the Trust through reduced mailing expense.

      If you want to receive multiple copies of these materials, you may call the Transfer Agent at 1.800.525.9310. You may also notify the Transfer Agent in writing. Individual copies of prospectuses and reports will be sent to you within 30 days after the Transfer Agent receives your request to stop householding.


Dividends and Tax Information

DIVIDENDS. Each Trust intends to declare dividends from net investment income each regular business day and to pay those dividends to shareholders monthly on a date selected by the Board of Trustees. To maintain a net asset value of $1.00 per share, a Trust might withhold dividends or make distributions from capital or capital gains. Daily dividends will not be declared or paid on newly purchased shares until Federal Funds are available to a Trust from the purchase payment for such shares.

CAPITAL GAINS. Each Trust normally holds its securities to maturity and therefore will not usually pay capital gains. Although the Trusts do not seek capital gains, a Trust could realize capital gains on the sale of its portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. A Trust may make supplemental distributions of dividends and capital gains following the end of its fiscal year.


What Choices Do I Have for Receiving Distributions? For Automatic Purchase and Redemption Programs, dividends and distributions are automatically reinvested in additional shares of the selected Trust. For direct shareholders, when you open your account, you should specify on your application how you want to receive your dividends and distributions. You have four options:

o Reinvest All Distributions in the Trust. You can elect to reinvest some distributions (dividends, short-term capital gains or long-term capital gains distributions) in the selected Trust.
o Reinvest Capital Gains Only. You can elect to reinvest some capital gains distributions (dividends, short-term capital gains or long-term capital gains distributions) in the selected Trust while receiving dividends by check or having them sent to your bank account.
o Receive All Distributions in Cash. You can elect to receive a (dividends, short-term capital gains or long-term capital gains distributions) check for all distributions or have them sent to your bank.
o Reinvest Your Distributions in Another Account. You can reinvest all distributions (dividends, short-term capital gains or long-term capital gains distributions) in the same class of shares of another eligible fund account you have established.

Under the terms of Automatic Purchase and Redemption Programs, your broker/dealer can redeem shares to satisfy debit balances arising in your Program Account. If that occurs, you will be entitled to dividends on those shares as described in your Program Agreements.


TAXES.

Centennial Money Market Trust and Centennial Government Trust. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in Centennial Money Market Trust and Centennial Government Trust. Dividends paid from net investment income and short-term capital gains are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

      Every year the Trust will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year. Any long-term capital gains distributions will be separately identified in the tax information the Trust sends you after the end of the calendar year.


Centennial Tax Exempt Trust. Exempt interest dividends paid from net investment income earned by the Trust on municipal securities will be excludable from gross income for federal income tax purposes. A portion of a dividend that is derived from interest paid on certain "private activity bonds" may be an item of tax preference if you are subject to the alternative minimum tax. If the Trust earns interest on taxable investments, any dividends derived from those earnings will be taxable as ordinary income to shareholders.


      Dividends and capital gains distributions may be subject to state or local taxes. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Dividends paid from short-term capital gains and non-tax exempt net investment income are taxable as ordinary income. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same. Every year the Trust will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year as well as the amount of your tax-exempt income.

Remember, There May be Taxes on Transactions. Because each Trust seeks to maintain a stable $1.00 per share net asset value, it is unlikely that you will have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

Returns of Capital Can Occur. In certain cases, distributions made by a Trust may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

      This information is only a summary of certain federal income tax information about your investment. You should consult with your tax adviser about the effect of an investment in a Trust on your particular tax situation.

Financial Highlights


The Financial Highlights Tables are presented to help you understand each Trust's financial performance for the past five fiscal years. Certain information reflects financial results for a single Trust share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Trusts (assuming reinvestment of all dividends and distributions). This information for the past five fiscal years ended June 30, 2000, has been audited by Deloitte & Touche LLP, the Trusts' independent auditors, whose report, along with the Trusts' financial statements, are included in the Statements of Additional Information, which are available on 3 request.

FINANCIAL HIGHLIGHTS
Centennial Tax Exempt Trust

                                                                                  Year Ended June 30,
                                                       ---------------------------------------------------------------------
                                                          2000           1999           1998           1997           1996
                                                       ---------      ---------      ---------      ---------      ---------
PER SHARE OPERATING DATA
Net asset value, beginning of period ..............    $    1.00      $    1.00      $    1.00      $    1.00      $    1.00
Income from investment operations--
   net investment income and
   net realized gain ..............................          .03            .03            .03            .03            .03
Dividends and/or distributions to shareholders ....         (.03)          (.03)          (.03)          (.03)          (.03)
                                                       ---------      ---------      ---------      ---------      ---------
Net asset value, end of period ....................    $    1.00      $    1.00      $    1.00      $    1.00      $    1.00
                                                       =========      =========      =========      =========      =========
TOTAL RETURN(1) ...................................         3.01%          2.61%          3.12%          3.01%          3.16%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions) ...........    $   1,692      $   1,749      $   1,829      $   1,649      $   1,426
Average net assets (in millions) ..................    $   1,737      $   1,896      $   1,832      $   1,591      $   1,473
Ratios to average net assets:(2)
Net investment income .............................         2.94%          2.58%          3.07%          2.95%          3.12%
Expenses ..........................................         0.72%          0.69%          0.69%(3)       0.72%(3)       0.72%(3)

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year.

3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

INFORMATION AND SERVICES


For More Information on Centennial Money Market Trust:


The following additional information about the Trust is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION This document includes additional information about the Trust's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS Additional information about the Trust's investments and performance is available in the Trust's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year.

How to Get More Information:


You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, and other information about the Trusts or your account:


--------------------------------------------------------------------------------
By Telephone:                            Call Shareholder Services, Inc.
                                         toll-free:
                                         1.800.525.9310
--------------------------------------------------------------------------------
By Mail:                                 Write to:
                                         Shareholder Services, Inc.
                                         P.O. Box 5143
                                         Denver, Colorado 80217
--------------------------------------------------------------------------------


You can also obtain copies of the Statement of Additional Information and other Trust documents and reports by visiting the SEC's Public Reference Room in Washington, D.C. (Phone 1.202.942.8090) or the EDGAR database on the SEC's Internet web site at http://www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address :
publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.


No one has been authorized to provide any information about the Trust or to make any representations about the Trust other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Trust, nor a solicitation of an offer to buy shares of the Trust, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

                                             The Trust's shares are  distributed
by:

SEC File No. 811-3391                    Centennial Asset Management Corporation
PR0170.001.1100
Printed on recycled paper

APPENDIX TO THE PROSPECTUS OF

CENTENNIAL GOVERNMENT TRUST

      Graphic material included in Prospectus of Centennial Government Trust (the "Trust") under the heading: "Annual Total Returns (as of 12/31 each year)."


      Bar chart will be included in the Prospectus of the Trust depicting the annual total returns of a hypothetical investment in shares of the Trust for the full calendar year since the Trust's inception as a money market fund. Set forth below are the relevant data points that will appear on the bar chart.

--------------------------------------------------------------------
Calendar Year Ended:             Annual Total Returns
--------------------------------------------------------------------
--------------------------------------------------------------------

12/31/90                         7.70%

--------------------------------------------------------------------
--------------------------------------------------------------------

12/31/91                         5.85%

--------------------------------------------------------------------
--------------------------------------------------------------------

12/31/92                         3.46%

--------------------------------------------------------------------
--------------------------------------------------------------------

12/31/93                         2.67%

--------------------------------------------------------------------
--------------------------------------------------------------------

12/31/94                         3.71%

--------------------------------------------------------------------
--------------------------------------------------------------------

12/31/95                         5.26%

--------------------------------------------------------------------
--------------------------------------------------------------------

12/31/96                         4.72%

--------------------------------------------------------------------
--------------------------------------------------------------------

12/31/97                         4.86%

--------------------------------------------------------------------
--------------------------------------------------------------------

12/31/98                         4.84%

--------------------------------------------------------------------
--------------------------------------------------------------------

12/31/99                         4.43%

--------------------------------------------------------------------

Centennial Tax Exempt Trust
--------------------------------------------------------------------------------

6803 South Tucson Way, Englewood, Colorado 80112
1.800.525.9310

Statement of Additional Information dated November 1, 2000

      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Trust and supplements information in the Prospectus dated November 1, 2000. It should be read together with the Prospectus, which may be obtained by writing to the Trust's Transfer Agent, Shareholder Services, Inc., at P.O. Box 5143, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above.

Contents
                                                                            Page
                                 About the Trust

Additional Information about the Trust's Investment Policies and Risks.......2
     The Trust's Investment Policies.........................................2
     Other Investment Strategies.............................................9
     Investment Restrictions................................................10
How the Trust is Managed....................................................12
     Organization and History...............................................12
     Trustees and Officers of the Trust.....................................13
     The Manager............................................................17
Service Plan................................................................19
Performance of the Trust....................................................21


                               About Your Account

How To Buy Shares...........................................................23
How To Sell Shares..........................................................24
How To Exchange Shares......................................................26
Dividends and Taxes.........................................................28
Additional Information About the Trust......................................28


Financial Information About the Trust

Independent Auditors' Report................................................30
Financial Statements........................................................31


Appendix A: Securities Ratings.............................................A-1
Appendix B: Industry Classifications.......................................B-1





A B O U T  T H E  T R U S T

       Additional Information About the Trust's Investment Policies and Risks


The investment objective and the principal investment policies of the Trust are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and the types of securities that the Trust's investment manager, Centennial Asset Management Corporation,
(referred to as, the "Manager") will select for the Trust. Additional explanations are also provided about the strategies the Trust may use to try to achieve its objective.


The Trust's Investment Policies. The composition of the Trust's portfolio and the techniques and strategies that the Trust's Manager uses in selecting portfolio securities will vary over time. The Trust is not required to use all of the investment techniques and strategies described below at all times in seeking its goal. It may use some of the special investment techniques and strategies at some times or not at all.

      The Trust does not make investments with the objective of seeking capital growth. However, the values of the securities held by the Trust may be affected by changes in general interest rates and other factors, prior to their maturity. Because the current values of debt securities vary inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, that security will normally fall in value. Conversely, should interest rates decrease after a security is purchased, normally its value will rise.

      However, those fluctuations in value will not generally result in realized gains or losses to the Trust unless the Trust sells the security prior to the security's maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. The Trust does not usually intend to dispose of securities prior to their maturity, but may do so for liquidity purposes, or because of other factors affecting the issuer that cause the Manager to sell the particular security. In that case, the Trust could realize a capital gain or loss on the sale.

      There are variations in the credit quality of municipal securities, both within a particular rating classification and between classifications. These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

Municipal Securities. The types of municipal securities in which the Trust may invest are described in the Prospectus under "About the Trust's Investments." Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

      |X| Municipal Bonds. We have classified municipal securities having a maturity (when the security is issued) of more than one year as "municipal bonds." The principal classifications of long-term municipal bonds are "general obligation" and "revenue" (including "industrial development") bonds. They may have fixed, variable or floating rates of interest, as described below.

            Some bonds may be "callable," allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time. Typically, that is 5 to 10 years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Trust might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return.

        |_| General Obligation Bonds. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power, if any, for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

        |_| Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

      Although  the  principal  security  for these types of bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

        |_| Industrial Development Bonds. Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

        |_| Private Activity Municipal Securities. The Tax Reform Act of 1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on certain types of municipal securities. The Tax Reform Act generally did not change the tax treatment of bonds issued in order to finance governmental operations. Thus, interest on general obligation bonds issued by or on behalf of state or local governments, the proceeds of which are used to finance the operations of such governments, continues to be tax-exempt. However, the Tax Reform Act limited the use of tax-exempt bonds for non-governmental (private) purposes. More stringent restrictions were placed on the use of proceeds of such bonds. Interest on certain private activity bonds is taxable under the revised rules. There is an exception for "qualified" tax-exempt private activity bonds, for example, exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified
Section 501(c)(3) bonds, and qualified student loan bonds. Normally, the Trust will not invest more than 20% of its total assets in private activity municipal securities or other taxable investments.

      In addition, limitations as to the amount of private activity bonds which each state may issue were revised downward by the Tax Reform Act, which will reduce the supply of such bonds. The value of the Trust's portfolio could be affected if there is a reduction in the availability of such bonds.

      Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt, will be treated as a tax preference item subject to the alternative minimum tax (discussed below) to which certain taxpayers are subject. The Trust may hold municipal securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Trust) will be subject to the federal alternative minimum tax on individuals and corporations.

      The federal alternative minimum tax is designed to ensure that all persons who receive income pay some tax, even if their regular tax is zero. This is accomplished in part by including in taxable income certain tax preference items that are used to calculate alternative minimum taxable income. The Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations. Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of the proportionate relationship the interest the investment company receives on such bonds bears to all its exempt interest dividends.

      In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income. That could occur in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

      To determine whether a municipal security is treated as a taxable private activity bond, it is subject to a test for: (a) a trade or business use and security interest, or (b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of the bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of uses, a 5% threshold is substituted for this 10% threshold.

      The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state or municipal governmental unit. Under the private loan restriction, the amount of bond proceeds that may be used to make private loans is limited to the lesser of 5% or $5.0 million of the proceeds. Thus, certain issues of municipal securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or the use of the bond-financed facility. The Trust makes no independent investigation of the users of such bonds or their use of proceeds of the bonds. If the Trust should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

      Additionally, a private activity bond that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a "related person" of such a substantial user. This "substantial user" provision applies primarily to exempt facility bonds, including industrial development bonds. The Trust may invest in industrial development bonds and other private activity bonds. Therefore, the Trust may not be an appropriate investment for entities which are "substantial users" (or persons related to "substantial users") of such exempt facilities. Those entities and persons should consult their tax advisers before purchasing shares of the Trust.

      A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such individual or the individual's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds.

      |X| Municipal Notes. Municipal securities having a maturity (when the security is issued) of one year or less are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Trust can invest in are described below.

        |_| Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

        |_| Revenue Anticipation Notes. These are notes issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue-sharing programs.

        |_| Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

        |_|  Construction  Loan  Notes.   These  are  sold  to  provide  project
construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

      |X| Tax Exempt Commercial Paper. This type of short-term obligation (usually having a maturity of 270 days or less) is issued by a municipality to meet current working capital needs.

      |X| Municipal Lease Obligations. The Trust's investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

      Some municipal lease securities may be deemed to be "illiquid" securities. Their purchase by the Trust would be limited as described below in "Illiquid Securities." From time to time the Trust may invest more than 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Board of Trustees. Those guidelines require the Manager to evaluate:
      |_| the frequency of trades and price quotations for such securities; |_| the number of dealers or other potential buyers willing to purchase or sell such securities; |_| the availability of market-makers; and |_| the nature of the trades for such securities.

            Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

      Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

      In addition to the risk of "non-appropriation," municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Trust. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Trust. While the Trust holds such securities, the Manager will also evaluate the likelihood of a continuing market for these securities and their credit quality.


Floating Rate/Variable Rate Obligations. The Trust may invest in instruments with floating or variable interest rates. The interest rate on a floating rate obligation is based on a stated prevailing market rate, such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, or some other standard. The rate on the investment is adjusted automatically each time the market rate is adjusted. The interest rate on a variable rate obligation is also based on a stated prevailing market rate but is adjusted automatically at a specified interval of not less than one year. Some variable rate or floating rate obligations in which the Trust may invest have a demand feature entitling the holder to demand payment of an amount approximately equal to the amortized cost of the instrument or the principal amount of the instrument plus accrued interest at any time, or at specified intervals not exceeding one year. These notes may or may not be backed by bank letters of credit.


      Variable rate demand notes may include master demand notes, which are obligations that permit the Trust to invest fluctuating amounts in a note. The amount may change daily without penalty, pursuant to direct arrangements between the Trust, as the note purchaser, and the issuer of the note. The interest rates on these notes fluctuate from time to time. The issuer of this type of obligation normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the obligation plus accrued interest. The issuer must give a specified number of days' notice to the holders of those obligations. Generally, the changes in the interest rate on those securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations having the same maturity.

      Because these types of obligations are direct lending arrangements between the note purchaser and issuer of the note, these instruments generally will not be traded. Generally, there is no established secondary market for these types of obligations, although they are redeemable from the issuer at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Trust's right to redeem them is dependent on the ability of the note issuer to pay principal and interest on demand. These types of obligations usually are not rated by credit rating agencies. The Trust may invest in obligations that are not rated only if the Manager determines at the time of investment that they are Eligible Securities. The Manager, on behalf of the Trust, will monitor the creditworthiness of the issuers of the floating and variable rate obligations in the Trust's portfolio on an ongoing basis. There is no limit on the amount of the Trust's assets that may be invested in floating rate and variable rate obligations that meet the requirements of Rule 2a-7.

When-Issued and Delayed Delivery Transactions. As stated in the Prospectus, the Trust may invest in municipal securities on a "when-issued" or "delayed delivery" basis. Payment for and delivery of the securities shall not exceed 120 days from the date the offer is accepted. The purchase price and yield are fixed at the time the buyer enters into the commitment. During the period between the time of commitment and settlement, no payment is made by the Trust to the issuer and no interest accrues to the Trust from this investment. However, the Trust intends to be as fully invested as possible and will not invest in when-issued securities if its income or net asset value will be materially adversely affected. At the time the Trust makes the commitment to purchase a municipal security on a when-issued basis, it will record the transaction on its books and reflect the value of the security in determining its net asset value. It will also segregate cash or other liquid high quality Securities equal in value to the commitment for the when-issued securities. While when-issued securities may be sold prior to settlement date, the Trust intends to acquire the securities upon settlement unless a prior sale appears desirable for investment reasons. There is a risk that the yield available in the market when delivery occurs may be higher than the yield on the security acquired.

      |X| Ratings of Securities -- Portfolio Quality, Maturity and Diversification. Under Rule 2a-7 of the Investment Company Act, the Trust uses the amortized cost method to value its portfolio securities to determine the Trust's net asset value per share. Rule 2a-7 places restrictions on a money market fund's investments. Under that Rule, the Trust may purchase only those securities that the Manager, under Board-approved procedures, has determined have minimal credit risks and are "Eligible Securities." The rating restrictions described in the Prospectus and this Statement of Additional Information do not apply to banks in which the Trust's cash is kept.

      An "Eligible Security" is one that has been rated in one of the two highest short-term rating categories by any two "nationally-recognized statistical rating organizations." That term is defined in Rule 2a-7 and they are referred to as "Rating Organizations" in this Statement of Additional Information. If only one Rating Organization has rated that security, it must have been rated in one of the two highest rating categories by that Rating Organization. An unrated security that is judged by the Manager to be of comparable quality to Eligible Securities rated by Rating Organizations may also be an "Eligible Security."

      Rule 2a-7 permits the Trust to purchase any number of "First Tier Securities." These are Eligible Securities that have been rated in the highest rating category for short-term debt obligations by at least two Rating Organizations. If only one Rating Organization has rated a particular security, it must have been rated in the highest rating category by that Rating Organization. Comparable unrated securities may also be First Tier Securities.

      Under Rule 2a-7, the Trust may invest only up to 5% of its total assets in "Second Tier Securities." Those are Eligible Securities that are not "First Tier Securities." In addition, the Trust may not invest more than:

      |_| 5% of its total assets in the securities of any one issuer (other than the U.S. government, its agencies or instrumentalities) or |_| 1% of its total assets or $1 million (whichever is greater) in Second Tier Conduit Securities of any one issuer.

      The Trust may buy second tier "conduit securities". These eligible securities are securities rated by rating organizations but are not first tier securities. Conduit securities are municipal securities such as industrial development or revenue bonds issued to finance non-government projects. The payment of the principal and interest on a conduit security is not the obligation of the municipal issuer, but is the obligation of another person who is ultimately responsible for the payment of principal and interest, such as the user of the facility.

      Under Rule 2a-7, the Trust must maintain a dollar-weighted average portfolio maturity of not more than 90 days, and the maturity of any single portfolio investment may not exceed 397 days. The Board regularly reviews reports from the Manager to show the Manager's compliance with the Trust's procedures and with the Rule.

      If a security's rating is downgraded, the Manager and/or the Board of Trustees may have to reassess the security's credit risk. If a security has ceased to be a First Tier Security, the Manager will promptly reassess whether the security continues to present minimal credit risk. If the Manager becomes aware that any Rating Organization has downgraded its rating of a Second Tier Security or rated an unrated security below its second highest rating category, the Trust's Board of Trustees shall promptly reassess whether the security presents minimal credit risk and whether it is in the best interests of the Trust to dispose of it. If the Trust disposes of the security within five days of the Manager learning of the downgrade, the Manager will provide the Board of Trustees with subsequent notice of such downgrade. If a security is in default, or ceases to be an Eligible Security, or is determined no longer to present minimal credit risks, the Board of Trustees must determine whether it would be in the best interests of the Trust to dispose of the security.


      The Rating Organizations currently designated as nationally-recognized statistical rating organizations by the Securities and Exchange Commission are Standard & Poor's Corporation, Moody's Investors Service, Inc., Fitch, Inc. and Thomson BankWatch, Inc. Appendix A to this Statement of Additional Information contains descriptions of the rating categories of those Rating Organizations. Ratings at the time of purchase will determine whether securities may be acquired under the restrictions described above.


Other Investment Strategies

Repurchase Agreements. In a repurchase transaction, the Trust acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank or the U.S. branch of a foreign bank having total domestic assets of at least $1 billion or a broker-dealer with a net capital of at least $50 million and which has been designated a primary dealer in government securities). The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended (the "Investment Company Act") collateralized by the underlying security. The Trust's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

Puts and Standby Commitments. When the Trust buys municipal securities, it may obtain a standby commitment from the seller to repurchase the securities that entitles the Trust to achieve same day settlement from the repurchaser and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A put purchased in conjunction with a municipal security enables the Trust to sell the underlying security within a specified period of time at a fixed exercise price. The Trust may pay for a standby commitment or put either separately in cash or by paying a higher price for the securities acquired subject to the standby commitment or put. The Trust will enter into these transactions only with banks and dealers which, in the Manager's opinion, present minimal credit risks. The Trust's purchases of puts are subject to the provisions of Rule 2a-7 under the Investment Company Act because the Trust uses the amortized cost method to value its portfolio securities. An unconditional put or guarantee with respect to a security will not be deemed to be issued by the institution providing the guarantee or put, provided that the value of all securities held by the Trust and issued or guaranteed by the issuer providing the guarantee or put shall not exceed 10% of the Trust's total assets.

Diversification. For purposes of diversification under the Investment Company Act, and the Trust's investment restrictions, the identification of the issuer of a Municipal Bond or Note depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and is to be treated as an issue of such government or other entity. Conduit securities are deemed to be issued by the person ultimately responsible for payments of interest and principal on the security.

Investment Restrictions

      |X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Trust has adopted to govern its investments that can be changed only by the vote of a "majority" of the Trust's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:

        |_| 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
        |_| more than 50% of the outstanding shares.

      The Trust's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Trust's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Trust's most significant investment policies are described in the Prospectus.

|X|  Does  the  Trust  Have  Additional   Fundamental  Policies?  The  following
investment restrictions are fundamental policies of the Trust.

        |_| The Trust cannot make loans, except by purchasing debt obligations in accordance with its investment policies as approved by the Board, or by entering into repurchase agreements, or by lending portfolio securities in accordance with applicable regulations;

        |_| The Trust cannot borrow money except as a temporary measure for extraordinary or emergency purposes, and then only up to 10% of the value of its assets; no more than 10% of the Trust's net assets may be pledged, mortgaged or assigned to secure a debt; no investments may be made while outstanding borrowings, other than by means of reverse repurchase agreements (which are not considered borrowings under this restriction), exceed 5% of its assets;

        |_| The Trust cannot invest more than 5% of the value of its total assets taken at market value in the securities of any one issuer (not including the U.S. government or its agencies or instrumentalities, whose securities may be purchased without limitation for defensive purposes);

        |_| The Trust cannot purchase more than 10% of the outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control;

        |_| The Trust cannot invest in commodities or commodity contracts or invest in interests in oil, gas or other mineral exploration or development programs;

        |_| The Trust cannot invest in real estate; however the Trust may purchase municipal bonds or notes secured by interests in real estate;

        |_| The Trust cannot make short sales of securities or purchase securities on margin, except for short-term credits necessary for the clearance of purchases and sales of portfolio securities;

        |_| The Trust cannot invest in or hold securities of any issuer if those officers and trustees or directors of the Trust or its advisor who beneficially own individually more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer;

        |_| The Trust cannot underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter for purposes of the Securities Act of 1933;

        |_| The Trust cannot invest in securities of other investment companies except as they may be acquired as part of a merger, consolidation or acquisition of assets; or

        |_| The Trust cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Trust are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations.


            The Board of Trustees has recommended shareholders approve changing a certain fundamental policy of the Trust. This change is expected to be approved by shareholders at a meeting which is scheduled to be held on or about December 15, 2000 (or any adjournments of that meeting). If the change is not approved by shareholders, the Manager will supplement this Statement of Additional Information to reflect that the change was not approved. The change to the fundamental policy that the Board of Trustees has recommended that shareholders approve is as follows:

? Amending the Trust's concentration policy. The Securities and Exchange Commission has requested that the Trust's concentration policy be amended to prohibit the purchase of securities of companies in any one industry if "25% or more of its total assets" would consist of securities of companies in that industry, (rather than "more than 25% of its total assets").
      Accordingly, the Board has recommended that shareholders approve the following change:

--------------------------------------------------------------------------------
Current
--------------------------------------------------------------------------------


The Trust cannot  concentrate investments to the extent of 25% of its
assets in any  industry; however,  there   is no  limitation  as to
investments,   for liquidity  purposes,  in obligations issued by banks or savings and loan associations or in obligations issued by the U.S. government or its agencies or instrumentalities.

--------------------------------------------------------------------------------
 Proposed
--------------------------------------------------------------------------------

The Trust cannot invest 25% or more of its total assets in any one industry; however, for the purposes of this restriction, municipal securities and U.S. government obligations are not considered to be part of any single industry.

   This proposed change is described in more detail in the Proxy Statement which was previously sent to shareholders. If you have any questions about this change, please contact the Transfer Agent at 1.800.525.9310.


     Except for the fundamental investment restriction regarding the Trust's borrowing policy, unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Trust makes an investment. The Trust need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Trust.

      For purposes of the Trust's policy not to concentrate its investments in securities of issuers, the Trust has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. This is not a fundamental policy.

                            How the Trust Is Managed

Organization and History. The Trust is an open-end, diversified management investment company organized as a Massachusetts business trust in 1985, with an unlimited number of authorized shares of beneficial interest.

      The Trust is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Trust's activities, review its performance, and review the actions of the Manager. Although the Trust will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters. Shareholders of the Trust may have the right to call a meeting to remove a Trustee or to take other action described in the Declaration of Trust.

      |X| Classes of Shares. The Trust has a single class of shares of stock. While that class has no designation, it is deemed to be the equivalent of Class A for purposes of the shareholder account policies that apply to Class A shares of the Oppenheimer funds. Shares of the Trust are freely transferable. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to a vote of shareholders. There are no preemptive or conversion rights and shares participate equally in the assets of the Trust upon liquidation.

      |X| Meetings of Shareholders. As a Massachusetts business trust, the Trust is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Trust will hold meetings when required to do so by the Investment Company Act or other applicable law. It will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders.

      Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of the outstanding shares of the Trust. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the shareholder lists of the Trust available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Trust valued at $25,000 or more or constituting at least 1% of the outstanding shares of the Trust, whichever is less. The Trustees may also take other action as permitted by the Investment Company Act.

        |_| Shareholder and Trustee Liability. The Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Trust's obligations. It also provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Trust shall assume the defense of any claim made against a shareholder for any act or obligation of the Trust and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Trust) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Trust shareholder will incur financial loss from being held liable as a "partner" of the Trust is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

      The Trust's contractual arrangements state that any person doing business with the Trust (and each shareholder of the Trust) agrees under the Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand that may arise out of any dealings with the Trust. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Trust. The Trust's Trustees and officers and their principal occupations and business affiliations during the past five years are listed below. Trustees denoted with an asterisk (*) below are deemed to be "interested persons" of the Trust under the Investment Company Act. All of the Trustees are also trustees, directors or managing general partners of the following Denver-based Oppenheimer funds1:


Oppenheimer Cash Reserves             Oppenheimer   Senior  Floating  Rate
                                      Fund
Oppenheimer Champion Income Fund      Oppenheimer Strategic Income Fund
Oppenheimer Capital Income Fund       Oppenheimer Total Return Fund, Inc.
Oppenheimer High Yield Fund           Oppenheimer Variable Account Funds
Oppenheimer International Bond Fund   Panorama Series Fund, Inc.
Oppenheimer Integrity Funds           Centennial America Fund, L. P.
Oppenheimer  Limited-Term  Government Centennial   California  Tax  Exempt
Fund                                  Trust
Oppenheimer Main Street Funds, Inc.   Centennial Government Trust
Oppenheimer  Main Street  Opportunity
Fund                                  Centennial Money Market Trust
Oppenheimer  Main  Street  Small  Cap
Fund                                  Centennial New York Tax Exempt Trust
Oppenheimer Municipal Fund            Centennial Tax Exempt Trust
Oppenheimer Real Asset Fund

Robert G. Avis*, Trustee, Age: 69. One North Jefferson Ave., St. Louis, Missouri 63103 Director and President of A.G. Edwards Capital, Inc. (General Partner of private equity funds), formerly, until March 2000, Chairman, President and Chief Executive Officer of A.G. Edwards Capital, Inc.; formerly, until March 1999, Vice Chairman and Director of A.G. Edwards and Vice Chairman of A.G. Edwards & Sons, Inc. (its brokerage company subsidiary); until March 1999, Chairman of A.G. Edwards Trust Company and A.G.E. Asset Management (investment advisor); until March 2000, a Director of A.G. Edwards & Sons and A.G. Edwards Trust Company.

George C. Bowen, Trustee, Age: 64.
9224 Bauer Court, Lone Tree, Colorado 80124
Formerly (until April 1999) Mr. Bowen held the following positions: Senior Vice President (since September 1987) and Treasurer (since March 1985) of OppenheimerFunds, Inc. of which the Manager is a wholly-owned subsidiary; Vice President (since June 1983) and Treasurer (since March 1985) of OppenheimerFunds, Distributor, Inc., a subsidiary of OppenheimerFunds, Inc. and the Trust's Sub-Distributor; Senior Vice President (since February 1992), Treasurer (since July 1991) Assistant Secretary and a director (since December
1991) of Centennial Asset Management Corp., the Trust's Manager; Vice President (since October 1989) and Treasurer (since April 1986) of HarbourView Asset Management Corporation, an investment advisor subsidiary of OppenheimerFunds, Inc.; President, Treasurer and a director of Centennial Capital Corporation (since June 1989), Vice President and Treasurer (since August 1978) and Secretary (since April 1981) of Shareholder Services, Inc., the Trust's Transfer Agent; Vice President, Treasurer and Secretary of Shareholder Financial Services, Inc. (since November 1989) ), a transfer agent subsidiary of OppenheimerFunds, Inc; Assistant Treasurer of Oppenheimer Acquisition Corp., OppenheimerFunds, Inc.'s parent holding company (since March 1998); Treasurer of Oppenheimer Partnership Holdings, Inc. (since November 1989), a holding company subsidiary of OppenheimerFunds, Inc.; Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July 1996) an investment advisor subsidiary of OppenheimerFunds, Inc.; Treasurer of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997), offshore fund management subsidiaries of OppenheimerFunds, Inc.

Jon S. Fossel, Trustee, Age: 58.
P.O. Box 44, Mead Street, Waccabuc, New York 10597
Formerly (until October 1990) Chairman and a director of OppenheimerFunds, Inc.; President and a director of Oppenheimer Acquisition Corp., Shareholder Services, Inc. and Shareholder Financial Services, Inc.

Sam Freedman, Trustee, Age: 60. 4975 Lakeshore Drive, Littleton, Colorado 80123 Formerly (until October 1994) Chairman and Chief Executive Officer of OppenheimerFunds Services, Chairman, Chief Executive Officer and a director of Shareholder Services, Inc., Chairman, Chief Executive Officer and director of Shareholder Financial Services, Inc., Vice President and director of Oppenheimer Acquisition Corp. and a director of OppenheimerFunds, Inc.

Raymond J. Kalinowski, Trustee, Age: 71. 44 Portland Drive, St. Louis, Missouri 63131 Formerly a director of Wave Technologies International, Inc. (a computer products training company), self-employed consultant (securities matters).

C. Howard Kast, Trustee, Age: 78.
2552 East Alameda, Denver, Colorado 80209

Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).


Robert M. Kirchner, Trustee, Age: 79.
7500 E. Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).

Bridget A. Macaskill*, President and Trustee, Age: 52.
Two World Trade Center, New York, New York 10048-0203
Chairman (since August 2000), Chief Executive Officer (since September 1995) and a director (since December 1994) of OppenheimerFunds, Inc.; President (since September 1995) and a director (since October 1990) of Oppenheimer Acquisition Corp.; President, Chief Executive Officer and a director (since March 2000) of OFI Private Investments, Inc., an investment advisor subsidiary of OppenheimerFunds, Inc.; Chairman and a director of Shareholder Services, Inc. (since August 1994) and Shareholder Financial Services, Inc. (since September
1995); President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc; President and a director (since October
1997) of OppenheimerFunds International Ltd. and of Oppenheimer Millennium Funds plc; a director of HarbourView Asset Management Corporation (since July 1991) and of Oppenheimer Real Asset Management, Inc. (since July 1996); a director (since April 2000) of OppenheimerFunds Legacy Program, a charitable trust program established by OppenheimerFunds, Inc.; a director of Prudential Corporation plc (a U.K. financial service company); President and a trustee of other Oppenheimer funds; formerly President of OppenheimerFunds, Inc. (June 1991
- August 2000).


James C. Swain*, Chairman, Chief Executive Officer and Trustee, Age: 66 6803 South Tucson Way, Englewood, Colorado 80112 Vice Chairman (since September 1988) of OppenheimerFunds, Inc.; formerly President and a director of the Manager and Chairman of the Board of Shareholder Services, Inc.

Michael A. Carbuto, Vice President and Portfolio Manager, Age: 45. Two World Trade Center, New York, New York 10048-0203 Vice President (since May 1988) of OppenheimerFunds, Inc.; an officer and portfolio manager of other Oppenheimer funds; formerly Vice President of the Distributor (May 1988 - September 1999).

Andrew J. Donohue, Vice-President and Secretary, Age: 50.
Two World Trade Center, New York, New York 10048-0203
Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a director (since September 1995) of OppenheimerFunds, Inc.; Executive Vice President (since September 1993) and a director (since January 1992) of OppenheimerFunds Distributor, Inc.; Executive Vice President, General Counsel and a director (since September 1995) of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc., of OFI Private Investments, Inc. (since March 2000), and of PIMCO Trust Company (since May 2000); President and a director of the Manager; (since September 1995) and of Oppenheimer Real Asset Management, Inc. (since July 1996); Vice President and a director (since September 1997) of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc; a director (since April 2000) of OppenheimerFunds Legacy Program; General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corp.; an officer of other Oppenheimer funds.

Brian W. Wixted, Treasurer, Age: 41. 6803 South Tucson Way, Englewood, Colorado 80112 Senior Vice President and Treasurer (since March 1999) of OppenheimerFunds, Inc.; Treasurer (since March 1999) of HarbourView Asset Management Corporation, Shareholder Services, Inc., Oppenheimer Real Asset
Management Corporation, Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc., of OFI Private Investments, Inc. (since March 2000) and of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since May 2000); Treasurer and Chief Financial Officer (since May 2000) of PIMCO Trust Company; Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp. and of the Manager; an officer of other Oppenheimer funds; formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 - March 1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (September 1991
- March 1995).

Robert G. Zack, Assistant Secretary, Age: 52. Two World Trade Center, New York, New York 10048-0203 Senior Vice President (since May 1985) and Associate General Counsel (since May 1981) of OppenheimerFunds, Inc.; Assistant Secretary of Shareholder Services, Inc. (since May 1985), Shareholder Financial Services, Inc. (since November 1989); OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer, Age: 41.
Vice President of OppenheimerFunds, Inc. (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President (April 1994 - May 1996) and a Fund Controller of OppenheimerFunds, Inc.

Scott T. Farrar, Assistant Treasurer, Age: 35.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of OppenheimerFunds, Inc. (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President (April 1994 - May 1996) and a Fund Controller of OppenheimerFunds, Inc.

o Remuneration of Trustees. The officers of the Trust and certain Trustees of the Trust (Ms. Macaskill and Mr. Swain) who are affiliated with the Manager receive no salary or fee from the Trust. The remaining Trustees of the Trust received the compensation shown below. The compensation from the Trust was paid during its fiscal year ended June 30, 2000. The compensation from all of the Denver-based Oppenheimer funds includes the Trust and is compensation received as a trustee, director, managing general partner or member of a committee of the Board during the calendar year 1999.

  -----------------------------------------------------------------------------
                               Aggregate         Total Compensation
  Trustee's Name               Compensation      from all Denver-Based
  and Other Positions          from Trust        Oppenheimer Funds1
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
  Robert G. Avis               $2,775            $67,998
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
  William A. Baker2            $2,775            $69,998
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
  George C. Bowen              $1,538            $23,879
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
         Jon S. Fossel         $2,853            $66,586
  Review Committee Member
                               ------------------------------------------------
  -----------------------------------------------------------------------------
          Sam Freedman         $3,020            $66,586
    Review Committee Member
                               ------------------------------------------------
  -----------------------------------------------------------------------------
     Raymond J. Kalinowski     $2,945            $73,248
  Audit Committee Member
                               ------------------------------------------------
  -----------------------------------------------------------------------------
  C. Howard Kast               $3,272            $78,873
  Audit and Review
  Committee Chairman
  -----------------------------------------------------------------------------
                               ------------------------------------------------
  Robert M. Kirchner           $2,861            $69,248
  Audit Committee Member
                               ------------------------------------------------
  -----------------------------------------------------------------------------
  Ned M. Steel2                $2,775            $67,998
  -----------------------------------------------------------------------------
1. For the 1999 calendar year.
2.Effective  July 1, 2000,  Messrs.  Baker and Steel resigned as Trustees of the
   Trust.

      o Deferred Compensation Plan for Trustees. The Trustees have adopted a Deferred Compensation Plan for disinterested Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Trust. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under this plan will be determined based upon the performance of the selected funds.

      Deferral of fees of the Trustees under this plan will not materially affect the Trust's assets, liabilities or net income per share. This plan will not obligate the Trust to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Trust may invest in the funds selected by any Trustee under this plan without shareholder approval for the limited purpose of determining the value of the Trustees' deferred fee accounts.

      |X| Major Shareholders. As of October 10, 2000 the only person who owned of record or was known by the Trust to own beneficially 5% or more of the Trust's outstanding retail shares was A.G. Edwards & Sons, Inc., 1 North Jefferson Avenue, St. Louis, Missouri 63103, which owned 1,619,313,335.460 shares of the Trust which was 93.5% of the outstanding shares of the Trust on that date, for accounts of its customers none of whom individually owned more than 5% of the outstanding shares.

The Manager. The Manager, Centennial Asset Management Corporation, is wholly-owned by OppenheimerFunds, Inc., which is a wholly-owned subsidiary of Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

      The portfolio managers of the Trust are principally responsible for the day-to-day management of the Trust's investment portfolio. Other members of the Manager's fixed-income portfolio department, particularly security analysts, traders and other portfolio managers, have broad experience with fixed-income securities. They provide the Trust's portfolio managers with research and support in managing the Trust's investments.

      |X| The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Trust under an investment advisory agreement between the Manager and the Trust. The Manager selects securities for the Trust's portfolio and handles its day-to-day business. The agreement requires the Manager, at its expense, to provide the Trust with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Trust. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Trust.

      Expenses not expressly assumed by the Manager under the investment advisory agreement are paid by the Trust. The investment advisory agreement lists examples of expenses paid by the Trust. The major categories relate to interest, taxes, fees to unaffiliated Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Trust to the Manager are calculated at the rates described in the Prospectus.

--------------------------------------------------------------------------------
  Fiscal Year    Management Fee Paid to Centennial Asset Management Corporation
  ending 6/30
--------------------------------------------------------------------------------
      1998                                 $5,092,383
--------------------------------------------------------------------------------
      1999                                 $7,950,188
--------------------------------------------------------------------------------
      2000                                 $7,404,944
--------------------------------------------------------------------------------

      Under its agreement with the Trust, when the value of the Trust's net assets is less than $1.5 billion, the annual fee payable to the Manager is reduced by $100,000 based on the average net assets computed daily and paid monthly at the annual rates, but in no event shall the annual fee be less than $0. This contractual provision resulted in a reduction of the fee which would otherwise have been payable to the Manager during the fiscal years ended June 30, 1998, 1999, and 2000 respectively, in the following amounts: $0, $0 and $0.

      In addition, under its agreement with the Trust, the Manager has agreed to assume that Trust's expenses to the extent that the total expenses (as described above) of the Trust exceed the most stringent limits prescribed by any state in which the Trust's shares are offered for sale. The payment of the management fee at the end of any month will be reduced so that at no time will there be any accrued but unpaid liabilities under any of these expense assumptions. As a result of changes in federal securities laws which have effectively pre-empted state expense limitations, the contractual commitment relating to such reimbursements is no longer relevant.

    The agreement provides that the Manager assumes no responsibility under the agreement other than that which is imposed by law, and shall not be responsible for any action of the Board of Trustees of the Trust in following or declining to follow any advice or recommendations of the Manager. The agreement provides that the Manager shall not be liable for any error of judgment or mistake of law, or for any loss suffered by the Trust in connection with matters to which the agreement relates, except a loss resulting by reason of the Manager's willful misfeasance, bad faith or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under the agreement.

      |X| The Distributor. Under its General Distributor's Agreement with the Trust, Centennial Asset Management Corporation acts as the Trust's principal underwriter and Distributor in the continuous public offering of the Trust's shares. The Distributor is not obligated to sell a specific number of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Trust's Sub-Distributor is OppenheimerFunds Distributor, Inc.

Portfolio Transactions. Portfolio decisions are based upon recommendations and judgment of the Manager subject to the overall authority of the Board of Trustees. Most purchases made by the Trust are principal transactions at net prices, so the Trust incurs little or no brokerage costs. The Trust deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked prices.

      The Trust seeks to obtain prompt execution of orders at the most favorable net price. If broker/dealers are used for portfolio transactions, transactions may be directed to broker/dealers for their execution and research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. Investment research received for the commissions of those other accounts may be useful both to the Trust and one or more of such other accounts. Investment research services may be supplied to the Manager by a third party at the instance of a broker through which trades are placed. It may include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager obtain market information for the valuation of securities held in the Trust's portfolio or being considered for purchase.

      Subject to applicable rules covering the Manager's activities in this area, sales of shares of the Trust and/or the other investment companies managed by the Manager or distributed by the Distributor may also be considered as a factor in the direction of transactions to dealers. That must be done in conformity with the price, execution and other considerations and practices discussed above. Those other investment companies may also give similar consideration relating to the sale of the Trust's shares. No portfolio transactions will be handled by any securities dealer affiliated with the Manager.

      The Trust may experience high portfolio turnover that may increase the Trust's transaction costs. However, since brokerage commissions, if any, are small, high turnover does not have an appreciable adverse effect upon the income of the Trust.

Service Plan

The Trust has adopted a Service Plan for the shares. The plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees2, cast in person at a meeting called for the purpose of voting on that plan.

      Under the plan, the Manager and the Distributor may make payments to affiliates and, in their sole discretion, from time to time, may use their own resources (at no direct cost to the Trust) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use its profits from the advisory fee it receives from the Trust. In their sole discretion, the Distributor and the Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.

      Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Trust's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of the Trust.

      The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. The approval must be by a "majority" (as defined in the Investment Company Act) of the shares.

      While the plan is in effect, the Treasurer of the Trust shall provide separate written reports on the plan to the Board of Trustees at least quarterly for its review. The Reports shall detail the amount of all payments made under the plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

      The plan states that while it is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the plan, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Trust shares held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees. The Board of Trustees has set no minimum amount of assets to qualify for payments under the plan.

      |X| Service Plan Fees. Under the service plan, the Distributor currently uses the fees it receives from the Trust to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold shares. The services include, among others, answering customer inquiries about the Trust, assisting in establishing and maintaining accounts in the Trust, making the Trust's investment plans available and providing other services at the request of the Trust or the Distributor. The service plan permits reimbursements to the Distributor at a rate of up to 0.20% of average annual net assets of the shares. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.20% of the average annual net assets consisting of shares held in the accounts of the recipients or their customers.

      For the fiscal year ended June 30, 2000 payments under the plan totaled $3,420,376, all of which was paid by the Distributor to recipients. That included $12,967 paid to an affiliate of the Distributor's parent company. For the fiscal year ended June 30, 2000, the Manager paid, in the aggregate, $5,140,004 in fees out of its own resources for distribution assistance. Any unreimbursed expenses the Distributor incurs with respect to the shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

                            Performance of the Trust

Explanation of Performance Terminology. The Trust uses a variety of terms to illustrate its performance. These terms include "yield," "compounded effective yield," "tax-equivalent yield" and "average annual total return." An explanation of how yields and total returns are calculated is set forth below. The charts below show the Trust's performance as of the Trust's most recent fiscal year end. You can obtain current performance information by calling the Trust's Transfer Agent at 1.800.525.9310.

      The Trust's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. If the Trust shows total returns in addition to its yields, the returns must be for the 1-, 5- and 10-year periods ending as of the most recent calendar quarter prior to the publication of the advertisement (or its submission for publication).

      Use of standardized performance calculations enables an investor to compare the Trust's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the
Trust's   performance   information  as  a  basis  for  comparisons  with  other
investments:

        |_| Yields and total returns measure the performance of a hypothetical account in the Trust over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time than the shares used in the model.
        |_| An investment in the Trust is not insured by the FDIC or any other government agency. |_| The Trust's yield is not fixed or guaranteed and will fluctuate. |_| Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

        |_| Yields. The Trust's current yield is calculated for a seven-day period of time as follows. First, a base period return is calculated for the seven-day period by determining the net change in the value of a hypothetical pre-existing account having one share at the beginning of the seven-day period. The change includes dividends declared on the original share and dividends declared on any shares purchased with dividends on that share, but such dividends are adjusted to exclude any realized or unrealized capital gains or losses affecting the dividends declared. Next, the base period return is multiplied by 365/7 to obtain the current yield to the nearest hundredth of one percent.

      The compounded effective yield for a seven-day period is calculated by (1) adding 1 to the base period return (obtained as described above), (2) raising the sum to a power equal to 365 divided by 7, and (3) subtracting 1 from the result.

      The yield as calculated above may vary for accounts less than approximately $100 in value due to the effect of rounding off each daily dividend to the nearest full cent. The calculation of yield under either procedure described above does not take into consideration any realized or unrealized gains or losses on the Trust's portfolio securities which may affect dividends. Therefore, the return on dividends declared during a period may not be the same on an annualized basis as the yield for that period.

      |_| Tax-Equivalent Yield. The Trust's "tax equivalent yield" adjusts the Trust's current yield, as calculated above, by a stated federal tax rate. The tax equivalent yield is computed by dividing the tax-exempt portion of the Trust's current yield by one minus a stated income tax rate and adding the result to the portion (if any) of the Trust's current yield that is not tax-exempt. The tax equivalent yield may be compounded as described above to provide a compounded effective tax equivalent yield.

      The Trust's tax equivalent yield may be used to compare the tax effects of income derived from the Trust with income from taxable investments at the tax rates stated. Your tax bracket is determined by your federal taxable income (the net amount subject to federal income tax after deductions and exemptions). The tax equivalent yield table assumes that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply and that state income tax payments are fully deductible for income tax purposes. For taxpayers with income above certain levels, otherwise allowable itemized deductions are limited.
      o Total Return Information. There are different types of "total returns" to measure the Trust's performance. Total return is the change in value of a hypothetical investment in the Trust over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Trust uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

        |_| Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

                1/n
            (ERV)
            (---)   -1 = Average Annual Total Return
            ( P )


        |_| Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:



            ERV - P
            ------- = Total Return
               P



                           Tax-Equivalent Yield
           Compounded   (39.6% Combined State and      Average Annual Total
  Yield     Effective     Federal Tax Brackets)              Returns
(7 days       Yield                                        (at 6/30/00)
ended        (7 days
 6/30/00)     ended
            6/30/00)
-------------------------------------------------------------------------------
                            Yield       Compounded
                           (7 days      Effective
                            ended         Yield      1-Year  5 Years 10 Years
                          6/30/00)       (7 days
                                      ended
                                         6/30/00)
-------------------------------------------------------------------------------

  3.70%       3.76%         6.13%         6.23%      3.01%    2.98%    3.07%
-------------------------------------------------------------------------------

      |X| Other Performance Comparisons. Yield information may be useful to investors in reviewing the Trust's performance. The Trust may make comparisons between its yield and that of other investments, by citing various indices such as The Bank Rate Monitor National Index (provided by Bank Rate Monitor) which measures the average rate paid on bank money market accounts, NOW accounts and certificates of deposits by the 100 largest banks and thrifts in the top ten metro areas. When comparing the Trust's yield with that of other investments, investors should understand that certain other investment alternatives such as certificates of deposit, U.S. government securities, money market instruments or bank accounts may provide fixed yields and may be insured or guaranteed.

      From time to time, the Trust may include in its advertisements and sales literature performance information about the Trust cited in other newspapers and periodicals, such as The New York Times, which may include performance quotations from other sources.

      From time to time, the Trust's Manager may publish rankings or ratings of the Manager (or the Transfer Agent) or the investor services provided by them. Those ratings or rankings of investor/shareholder services by third parties may compare the services provided to those of other mutual fund families selected by the rating or ranking services. They may be based on the opinions of the rating or ranking service itself, based on its research or judgment, or based on surveys of investors, brokers, shareholders or others.


                          A B O U T Y O U R A C C O U N T

                                How to Buy Shares

Determination of Net Asset Value Per Share. The net asset value per share of the Trust is determined twice each day that the New York Stock Exchange ("Exchange") is open, at 12:00 Noon and at 4:00 P.M, on each day that the Exchange is open, by dividing the value of the Trust's net assets by the total number of shares outstanding. All references to time in this Statement of Additional Information mean New York time. The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

      The Trust's Board of Trustees has adopted the amortized cost method to value the Trust's portfolio securities. Under the amortized cost method, a security is valued initially at its cost and its valuation assumes a constant amortization of any premium or accretion of any discount, regardless of the impact of fluctuating interest rates on the market value of the security. This method does not take into consideration any unrealized capital gains or losses on securities. While this method provides certainty in valuing securities, in certain periods the value of a security determined by amortized cost may be higher or lower than the price the Trust would receive if it sold the security.

      The Trust's Board of Trustees has established procedures reasonably designed to stabilize the Trust's net asset value at $1.00 per share. Those procedures include a review of the valuations of the Trust's portfolio holdings by the Board of Trustees, at intervals it deems appropriate, to determine whether the Trust's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost.

      The Board of Trustees will examine the extent of any deviation between the Trust's net asset value based upon available market quotations and amortized cost. If the Trust's net asset value were to deviate from $1.00 by more than 0.5%, Rule 2a-7 requires the Board of Trustees to consider what action, if any, should be taken. If they find that the extent of the deviation may cause a material dilution or other unfair effects on shareholders, the Board of Trustees will take whatever steps it considers appropriate to eliminate or reduce the dilution, including, among others, withholding or reducing dividends, paying dividends from capital or capital gains, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average maturity of the portfolio, or calculating net asset value per share by using available market quotations.

      During periods of declining interest rates, the daily yield on shares of the Trust may tend to be lower (and net investment income and dividends higher) than those of a fund holding the identical investments as the Trust but which used a method of portfolio valuation based on market prices or estimates of market prices. During periods of rising interest rates, the daily yield of the Trust would tend to be higher and its aggregate value lower than that of an identical portfolio using market price valuation.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting. When a check is presented to the Bank for clearance, the Bank will ask the Trust to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Trust. Checks may not be presented for payment at the offices of the Bank or the Trust's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Trust reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time without prior notice.

      In choosing to take advantage of the Checkwriting privilege, by signing the Account Application or by completing a Checkwriting card, each individual who signs: (1) for individual accounts, represents that they are the registered owner(s) of the shares of the Trust in that account;
(2) for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);
(3) authorizes the Trust, its Transfer Agent and any bank through which the Trust's drafts (checks) are payable to pay all checks drawn on the Trust account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;
(4) specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the Application, as applicable;
(5) understands that the Checkwriting privilege may be terminated or amended at any time by the Trust and/or the Trust's bank; and
(6) acknowledges and agrees that neither the Trust nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemptions proceeds may be delayed if the Trust's custodian bank is not open for business on a day when the Trust would normally authorize the wire to be made, which is usually the Trust's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Trust is open for business. No distributions will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must (1) state the reason for the distribution; (2) state the owner's awareness of tax penalties if the distribution is premature; and

(3) conform to the requirements of the plan and the Trust's other redemption requirements.

      Participants (other than self-employed persons) in OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the Trust held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.

      Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Trust, the Manager, the Distributor the Sub-Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

How to Exchange Shares

As stated in the Prospectus, direct shareholders can exchange shares of the Trust for Class A shares of any of the following eligible funds:



Oppenheimer Bond Fund                     Oppenheimer Limited-Term Government Fund
                                          Oppenheimer   Main   Street   California
Oppenheimer California Municipal Fund     Municipal Fund
                                          Oppenheimer  Main Street Growth & Income
Oppenheimer Capital Appreciation Fund     Fund
Oppenheimer Capital Preservation Fund     Oppenheimer Main Street Opportunity Fund
Oppenheimer Capital Income Fund           Oppenheimer Main Street Small Cap Fund
Oppenheimer Champion Income Fund          Oppenheimer MidCap Fund
Oppenheimer Convertible Securities Fund   Oppenheimer Multiple Strategies Fund
Oppenheimer Developing Markets Fund       Oppenheimer Municipal Bond Fund
Oppenheimer Disciplined Allocation Fund   Oppenheimer New York Municipal Fund
Oppenheimer Disciplined Value Fund        Oppenheimer New Jersey Municipal Fund
Oppenheimer Discovery Fund                Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Emerging Technologies Fund    Oppenheimer Quest Balanced Value Fund
                                          Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Enterprise Fund               Inc.
                                          Oppenheimer  Quest  Global  Value  Fund,
Oppenheimer Europe Fund                   Inc.



Oppenheimer Florida Municipal Fund Oppenheimer Quest Opportunity Value Fund Oppenheimer Global Fund Oppenheimer Quest Small Cap Fund Oppenheimer Global
Growth & Income Fund Oppenheimer Quest Value Fund, Inc. Oppenheimer Gold & Special Minerals Fund Oppenheimer Real Asset Fund Oppenheimer Growth Fund Oppenheimer Senior Floating Rate Fund Oppenheimer High Yield Fund Oppenheimer Strategic Income Fund Oppenheimer Insured Municipal Fund Oppenheimer Total Return Fund, Inc. Oppenheimer Intermediate Municipal Fund Oppenheimer Trinity Core Fund Oppenheimer International Bond Fund Oppenheimer Trinity Growth Fund Oppenheimer International Growth Fund Oppenheimer Trinity Value Fund Oppenheimer International Small Company Fund Oppenheimer U.S. Government Trust Oppenheimer Large Cap Growth Fund Oppenheimer World Bond Fund
                                          Limited-Term New York Municipal Fund
And the following money market funds:     Rochester Fund Municipals

                                              Centennial  New  York  Tax  Exempt
      Centennial America Fund, L. P.          Trust
      Centennial  California  Tax  Exempt
      Trust
      Centennial Government Trust               Oppenheimer Cash Reserves
                                              Oppenheimer   Money  Market  Fund,
      Centennial Money Market Trust           Inc.

      Shares of the Trust purchased without a sales charge may be exchanged for shares of an eligible fund offered with a sales charge upon payment of the sales charge. Shares of the Trust acquired by reinvestment of dividends or distributions from the Trust or any of the other eligible funds (other than Oppenheimer Cash Reserves) or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the eligible funds.

      |_| Limits on Multiple Exchange Orders. The Trust reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Trust may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      |_| Telephone Exchange Requests. When exchanging shares by telephone, a direct shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investor must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      |_| Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Trust reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Trust).

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different eligible funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. The Trust, the Distributor, the Sub-Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

      The Trust may amend, suspend or terminate the exchange privilege at any time. Although, the Trust may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days notice prior to materially amending or terminating the exchange privilege. That 60-day notice is not required in extraordinary circumstances.

                               Dividends and Taxes

Tax Status of the Trust's Dividends and Distributions. The federal tax treatment of the Trust's dividends and capital gains distributions is explained in the Prospectus under the caption "Distributions and Taxes." Under the Internal Revenue Code, by December 31 each year, the Trust must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. It if does not, the Trust must pay an excise tax on the amounts not distributed. It is presently anticipated that the Trust will meet those requirements. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interest of shareholders for the Trust not to make distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders. The Trust's dividends will not be eligible for the dividends-received deduction for corporations.

      If the Trust qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for federal income taxes on amounts paid by it as distributions. That qualification enables the Trust to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. The Trust qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Trust qualifies. The Trust might not meet those tests in a particular year. If it does not qualify, the Trust will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of distributions made to shareholders.

      Dividends, distributions and the proceeds of the redemption of Trust shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of the Trust as promptly as possible after the return of such checks to the Transfer Agent, in order to enable the investor to earn a return on otherwise idle funds.

Dividend Reinvestment in Another Trust. Direct shareholders of the Trust may elect to reinvest all dividends and/or capital gains distributions in Class A shares of any eligible fund listed above. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise, the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the close of business on the payable date of the dividend or distribution.

                     Additional Information About the Trust

The Distributor. The Trust's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with the Sub-Distributor. The Distributor and the Sub-Distributor also distribute shares of the other funds managed by the Manager or an affiliate.

The Transfer Agent. Shareholder Services, Inc. the Trust's Transfer Agent, is responsible for maintaining the Trust's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders of the Trust. It also handles shareholder servicing and administrative functions. It is paid on a "at-cost" basis.

The Custodian. Citibank, N.A. is the Custodian of the Trust's assets. The Custodian's responsibilities include safeguarding and controlling the Trust's portfolio securities and handling the delivery of such securities to and from the Trust. It will be the practice of the Trust to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Trust's cash balances with the Custodian in excess of $100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors. Deloitte & Touche LLP are the independent auditors of the Trust. They audit the Trust's financial statements and perform other related audit services. They also act as auditors for the Manager and OppenheimerFunds, Inc. and for certain other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITOR'S REPORT
Centennial Tax Exempt Trust

To the Board of Trustees and Shareholders of Centennial Tax Exempt Trust:

We have audited the accompanying statement of assets and liabilities of Centennial Tax Exempt Trust, including the statement of investments, as of June 30, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Centennial Tax Exempt Trust as of June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP


Denver, Colorado
July 24, 2000

STATEMENT OF INVESTMENTS June 30, 2000
Centennial Tax Exempt Trust

                                                                                          Principal           Value
                                                                                            Amount          See Note 1
                                                                                        -------------    ---------------
SHORT-TERM TAX-EXEMPT OBLIGATIONS--107.0%
ALASKA--0.2%
AK IDV & Export Authority RRB, Safeway, Inc. Projects, 4.75%, 12/1/00(1)............... $   3,555,000    $     3,555,000
                                                                                                         ---------------
ARIZONA--1.6%
Maricopa Cnty., AZ PC RRB, El Paso Electric Co. Project, Series A, 4.90%(2)............     4,400,000          4,401,334
Phoenix, AZ IDAU MH RRB, Paradise Lakes Apts. Project, Series 1995, 5%(2)..............    22,500,000         22,500,000
                                                                                                         ---------------
                                                                                                              26,901,334
                                                                                                         ---------------

CALIFORNIA--8.6%
CA Capital Improvements PFAU RB, Series A35-Reg D, 4.75%(2)............................       700,000            700,000
CA HFA RB, Series CMC2, AMBAC Insured, 4.55%(2)........................................     5,000,000          5,000,000
CA RB, Series SG89, MBIA Insured, 4.42%(2).............................................     7,425,000          7,425,000
CA School Cash Reserve Program Authority Nts., Series A, 5.25%, 7/3/01(1)..............    40,000,000         40,375,600
CA School Cash Reserve Program Authority RB, Series A, 4%, 7/3/00......................    42,000,000         42,001,910
Huntington Park, CA RA MH RB, Casa Rita Apts., Series A, 4.37%(2)......................     1,100,000          1,100,000
Irvine Ranch, CA Water District COP, CAP Improvement Project, 3.50%(2).................     2,000,000          2,000,000
Los Angeles Cnty., CA Pension Obligation RB, Series B, AMBAC Insured, 4.30%(2).........     1,600,000          1,600,000
Los Angeles Cnty., CA TAN & RAN, Series A, 5%, 6/29/01.................................     8,750,000          8,820,613
Los Angeles, CA Airport RB, Series SG61, 4.47%(2)......................................     1,055,000          1,055,000
Los Angeles, CA Wastewater System ABN AMRO Munitops Certificates,
   Series 1998-25, 4.47%(2)............................................................     6,000,000          6,000,000
Modesto, CA Irrigation District FAU RB, Series SG66, 4.42%(2)..........................       500,000            500,000
Oceanside, CA MH RRB, Lakeridge Apts. Project, 5.05%(2)................................     3,000,000          2,999,999
Orange Cnty., CA FAU Teeter Plan RB, Series C, AMBAC Insured, 4.65%(2).................    10,300,000         10,300,000
Orange Cnty., CA IDAU RB, Control Air Conditioning Project-A, 4.80%(2).................     3,100,000          3,100,000
Orange Cnty., CA Sanitation District COP, Series C, FGIC Insured, 4%(2)................     5,800,000          5,800,000
San Bernardino Cnty., CA, MH RB, Somerset Apts., Series A, 4.25%(2)....................     2,495,000          2,495,000
Southern CA PAU RRB, Palo Verde Project, Series B, AMBAC Insured, 4.30%(2).............     2,400,000          2,400,000
Southern CA Public PAU RRB, Southern Transmission Project,
   AMBAC Insured, 4.30%(2).............................................................     1,000,000          1,000,000
                                                                                                         ---------------
                                                                                                             144,673,122
                                                                                                         ---------------

COLORADO--0.8%
CO Housing Finance Authority ED RB, Vincent Metal Goods Project, 4.90%(2)..............     5,000,000          5,000,000
Denver City & Cnty., CO Housing RB, KY Circle Village Project, 4.75%(2)................     4,300,000          4,300,000
Englewood, CO IDV RRB, Safeway, Inc. Projects, 4.75%, 12/1/00(1).......................     1,515,000          1,515,000
Fraser, CO IDV RRB, Safeway, Inc. Projects, 4.75%, 12/1/00(1)..........................       985,000            985,000
Idaho Springs, CO IDV RRB, Safeway, Inc. Projects, 4.75%, 12/1/00(1)...................     1,645,000          1,645,000
                                                                                                         ---------------
                                                                                                              13,445,000
                                                                                                         ---------------

Centennial Tax Exempt Trust

                                                                                          Principal           Value
                                                                                            Amount          See Note 1
                                                                                        -------------    ---------------
DELAWARE--1.1%
DE EDAU IDV RRB, Delaware Clean Power Project, Series A, 4.95%(2)...................... $   5,000,000    $     5,000,000
DE EDAU IDV RRB, Delaware Clean Power Project, Series C, 4.81%(2)......................     8,000,000          8,000,000
DE EDAU IDV RRB, Star Enterprise Project, Series B, 4.80%(2)...........................     5,000,000          5,000,000
                                                                                                         ---------------
                                                                                                              18,000,000
                                                                                                         ---------------
FLORIDA--11.2%
Dade Cnty., FL WSS RB, FGIC Insured, 4.40%, 10/3/00(1).................................     9,900,000          9,900,000
Escambia Cnty., FL HFAU RRB, Florida Convertible Centers Project,
   Series A, 4.45%(2)..................................................................     1,150,000          1,150,000
FL BOE Capital Outlay GOUN, Series 286, 4.87%(2).......................................     2,600,000          2,600,000
FL BOE Capital Outlay Public Education RB, Series A, 4.90%, 8/1/00(1)..................    13,230,000         13,230,000
FL HFA MH RRB, Monterey Lake Project, 4.80%(2).........................................    17,665,000         17,665,000
FL MPA RB, 4.30%, 10/2/00(1)...........................................................    29,300,000         29,300,000
FL MPA RB, 4.35%, 8/1/00(1)............................................................    18,055,000         18,055,000
FL TUAU RB, Series A, FGIC Insured, 4.40%, 10/3/00(1)..................................    14,850,000         14,850,000
Hillsboro Cnty., FL IDV PC RB, Tampa Electric Co., MBIA Insured, 4.85%, 8/1/00(1)......    17,795,000         17,795,000
Hillsboro Cnty., FL IDV PC RB, Tampa Electric Co., MBIA Insured, 4.85%, 8/1/00(1)......    17,795,000         17,795,000
Lee Cnty., FL Airport & Marina ABN Amro Munitops Certificates,
   Series 2000-3, FSA Insured, 4.85%(2)................................................     4,890,000          4,890,000
Putnam Cnty., FL PC DAU RRB, Seminole Electric Co-op,
   Series D, 4.35%, 12/15/00(1)........................................................     2,000,000          2,000,000
St. Lucie Cnty., FL PC RB, Florida Power & Lite, 4.25%, 7/13/00(1).....................    22,950,000         22,950,000
St. Lucie Cnty., FL PC RB, Florida Power & Lite, 4.35%, 10/2/00(1).....................    17,725,000         17,725,000
                                                                                                         ---------------
                                                                                                             189,905,000
                                                                                                         ---------------
GEORGIA--8.4%
Burke Cnty., GA DAU PC RB, Georgia Power Co. Plant Vogtle Project, 4.55%(2)............     1,600,000          1,600,000
Burke Cnty., GA DAU PC RB, Oglethorpe Power Corp.,
   AMBAC Insured, 4.30%, 8/1/00(1).....................................................     8,000,000          8,000,000
Burke Cnty., GA DAU PC RB, Oglethorpe Power Corp.,
   AMBAC Insured, 4.35%, 10/2/00(1)....................................................    15,000,000         15,000,000
Burke Cnty., GA DAU PC RB, Oglethorpe Power Corp.,
   AMBAC Insured, 4.35%, 8/1/00(1).....................................................     5,000,000          5,000,000
Cobb Cnty., GA HAU MH RRB, Terrell Mill Project, 5%(2)(3)..............................    11,200,000         11,200,000
Fulton Cnty., GA DAU RB, Georgia Tech Athletic Assn., Inc., 4.80%(2)...................     3,000,000          3,000,000
Fulton Cnty., GA DAU RB, Lovett School Project, 4.80%(2)...............................     3,000,000          3,000,000
Fulton Cnty., GA DAU RB, Robert W. Woodruff Arts Project, 4.80%(2).....................     2,000,000          2,000,000
Fulton Cnty., GA GOUN, 5%, 12/29/00....................................................    38,800,000         38,940,712
Fulton Cnty., GA HAU MF RRB, Spring Creek Crossing, 4.85%(2)...........................    15,400,000         15,400,000
GA GOB, 4.72%(2).......................................................................    11,880,000         11,880,000
Monroe Cnty., GA DAU PC RB, Georgia Power Co. Scherer Plant Project,
   Series 1, 4.55%(2)..................................................................     1,000,000          1,000,000
Rockdale Cnty., GA WSS Authority, Series B, 4.25%, 7/1/00(1)...........................     2,770,000          2,770,000
Roswell, GA HAU MH RRB, Oxford Project, 4.90%(2).......................................    23,610,000         23,610,000
                                                                                                         ---------------
                                                                                                             142,400,712
                                                                                                         ---------------

Centennial Tax Exempt Trust

                                                                                          Principal           Value
                                                                                            Amount          See Note 1
                                                                                        -------------    ---------------
ILLINOIS--5.5%
Chicago, IL ABN AMRO Munitops Certificates, Trust 1998-3, 4.82%(2)(3).................. $   8,735,000    $     8,735,000
Chicago, IL Lakefront Millennium Parking Facilities RB, 4.65%, 12/15/00(1).............    22,495,000         22,495,000
Elk Grove Village, IL IDV RB, La Quinta Motor Inns, Inc., 3.95%(2).....................     1,800,000          1,800,000
IL Education FA RB, 4.25%, 7/19/00(1)..................................................    28,385,000         28,385,000
IL HFAU RB, Lake Forest Hospital Project, 4.75%(2).....................................     9,755,000          9,755,000
IL HFAU RRB, Advocate Health Care, Series B, 4.90%(2)..................................    20,995,000         20,995,000
IL HFAU RRB, The Carle Foundation, Series B, 4.85%(2)..................................       200,000            200,000
                                                                                                         ---------------
                                                                                                              92,365,000
                                                                                                         ---------------
INDIANA--5.5%
Dyer, IN HCF RRB, Regency Place, Series A-1, 4.95%(2)..................................     3,170,000          3,170,000
Fort Wayne, IN HCF RRB, Health Quest, Series X-A, 4.95%(2).............................     2,875,000          2,875,000
IN HFFAU RRB, Ascension Health Credit-B, 5.10%(2)......................................    52,000,000         52,000,000
IN MPA RB, MBIA Insured, 4.40%, 10/3/00(1).............................................    13,600,000         13,600,000
Indianapolis, IN HCF RRB, Health Quest, Series A, 4.95%(2).............................     3,775,000          3,775,000
Indianapolis, IN Local Public Improvement Board Nts., Series D, 5%, 1/8/01.............     5,100,000          5,118,220
Lawerence/Fort Harrison, IN Reuse Authority Tax Increment RB,
   Harrison Military Base, 5.81%(2)....................................................     3,345,000          3,345,000
Marion Cnty., IN HA Hospital Facility RB, Indianapolis Osteopathic, 4.85%(2)...........     2,810,000          2,810,000
Merrillville, IN HCF RRB, Southlake, Series A-1, 4.95%(2)..............................     3,755,000          3,755,000
South Bend, IN HCF RRB, Fountainview, Series A-1, 4.95%(2).............................     3,005,000          3,005,000
                                                                                                         ---------------
                                                                                                              93,453,220
                                                                                                         ---------------
KANSAS--0.4%
Manhattan, KS Industrial RRB, Parker Hannifin, Inc. Project, 4.80%(2)..................     6,000,000          6,000,000
                                                                                                         ---------------
KENTUCKY--3.9%
KY Asset/Liability Commission General Fund TAN & RAN,
   Series A, 4.35%, 8/2/00(1)..........................................................    15,000,000         15,000,000
KY Asset/Liability Commission General Fund TAN & RAN,
   Series A, 5.25%, 6/27/01(1).........................................................    40,000,000         40,267,200
KY EDFAU RRB, Baptist Convalescent Center, 5.01%(2)....................................     5,000,000          5,000,000
Mayfield, KY Multi-City Lease RB, Kentucky League of Cities Funding Trust, 4.90%(2)....     5,860,000          5,860,000
                                                                                                         ---------------
                                                                                                              66,127,200
                                                                                                         ---------------
LOUISIANA--2.7%
LA PFFAU RRB, MBIA Insured, 4.85%(2)...................................................    17,600,000         17,600,000
New Orleans, LA IDV Board MH RB, Orleans LLC Project, Series 3700, 4.97%(2)............     5,000,000          5,000,000
St. James Parish, LA PC RRB, Texaco Project, Series A, 4.25%, 10/17/00(1)..............    22,530,000         22,530,000
                                                                                                         ---------------
                                                                                                              45,130,000
                                                                                                         ---------------

Centennial Tax Exempt Trust

                                                                                          Principal           Value
                                                                                            Amount          See Note 1
                                                                                        -------------    ---------------
MARYLAND--0.5%
Anne Arundel Cnty., MD ED RB, West Capitol, Series A, 4.80%(2)......................... $   6,000,000    $     6,000,000
Hyattsville, MD IDV RRB, Safeway, Inc. Projects, 4.75%, 12/1/00(1).....................     1,800,000          1,800,000
MD Health & HEFAU RB, University of Maryland Pooled Loan Program,
   Series B, 4.20%(2)..................................................................       900,000            900,000
                                                                                                         ---------------
                                                                                                               8,700,000
                                                                                                         ---------------
MASSACHUSETTS--0.9%
MA CMWLTH General Obligation Consolidation Loan, 4.85%, 8/1/00(1)......................    15,245,000         15,245,000
                                                                                                         ---------------
MICHIGAN--0.8%
MI Job DAU RB, East Lansing Residence Associates Project, 5%(2)........................     1,900,000          1,900,000
Rochester, MI Community SDI GOUN, Series 289, 4.87%(2).................................     3,745,000          3,745,000
St. Clair Cnty., MI ED RRB, Series 282, AMBAC Insured, 4.87%(2)........................     8,000,000          8,000,000
                                                                                                         ---------------
                                                                                                              13,645,000
                                                                                                         ---------------
MINNESOTA--2.0%
Minneapolis, MN CD RRB, Minnehaha/Lake Partners Project, 4.85%(2)......................     2,750,000          2,750,000
MN GOB, 4.65%, 12/15/00(1).............................................................    16,010,000         16,010,000
New Ulm, MN Hospital Facilities RB, Health Center Systems, 4.60%(2)....................     2,200,000          2,200,000
North Suburban Hospital District, MN RB, Anoka & Ramsey Cntys.
   Hospital Health Center, 4.60%(2)....................................................     3,200,000          3,200,000
Rochester, MN HCF RB, Mayo Foundation, 4.40%, 9/6/00(1)................................    10,000,000         10,000,000
                                                                                                         ---------------
                                                                                                              34,160,000
                                                                                                         ---------------
MISSOURI--0.1%
MO Education & HFAU RRB, The Washington University, Series C, 4.50%(2).................     1,800,000          1,800,000
                                                                                                         ---------------
MONTANA--0.1%
Great Falls, MT IDV RRB, Safeway, Inc. Projects, 4.75%, 12/1/00(1).....................     1,635,000          1,635,000
                                                                                                         ---------------
NEVADA--1.2%
NV Municipal Securities Trust Receipts, Series SG 114, 4.85%(2)........................    20,350,000         20,350,000
                                                                                                         ---------------
NEW HAMPSHIRE--1.5%
NH Business FAU PC RRB, Series 1990, 4.25%, 9/27/00(1).................................    25,000,000         25,000,000
                                                                                                         ---------------
NEW JERSEY--2.9%
NJ TUAU ABN AMRO Munitops Certificates, Series 2000-6,
   MBIA Insured, 4.40%, 10/2/00(1).....................................................    48,420,000         48,420,000
                                                                                                         ---------------
NEW YORK--4.6%
Hempstead, NY IDA RRB, Trigen-Nassau Energy, 4.70%(2)..................................     1,000,000          1,000,000
NYC HDC MH RB, James Tower Development, Series A, 4.50%(2).............................     1,100,000          1,100,000
NYC HDC MH RB, Monterey Project, Series A, 4.40%(2)....................................     2,400,000          2,400,000
NYC Health & Hospital Corp. RB, Health Systems, Series E, 4.40%(2).....................     1,000,000          1,000,000

Centennial Tax Exempt Trust

                                                                                          Principal           Value
                                                                                            Amount          See Note 1
                                                                                        -------------    ---------------
NEW YORK (CONTINUED)
NYC IDA Civic Facility RB, Columbia Grammar School Project, 4.65%(2)................... $     800,000    $       800,000
NYC Water FAU WSS RB, Series SGB 26, MBIA Insured, 4.84%(2)............................     3,000,000          3,000,000
NYS DA RB, 4.77%(2)....................................................................     1,700,000          1,700,000
NYS DA RB, Cornell University, Series A, 4.35%(2)......................................     2,000,000          2,000,000
NYS ERDAUEF RRB, Con Edison Co., Subseries A-3, 4.60%(2)...............................     2,400,000          2,400,000
NYS GOUN, Series A, 4.40%, 2/8/01(1)...................................................     1,700,000          1,700,000
NYS HFA RB, Saxony Housing, Series A, 4.75%(2).........................................     3,000,000          3,000,000
NYS LGAC RB, Series SG99, MBIA Insured, 4.82%(2).......................................    27,595,000         27,595,000
NYS LGAC RB, Series SG100, MBIA Insured, 6.875%(2).....................................    10,420,000         10,420,000
NYS MCFFA RB, Pooled Equipment Loan Program I-A, 4.50%(2)..............................       670,000            670,000
NYS Mtg. Agency RB, Series CMC1, 4.90%(2)..............................................     6,820,000          6,820,000
NYS Urban Empire Development Corp. RB, Series A, 4.84%(2)..............................     9,555,000          9,555,000
TBTAU NY RB, Series T, 7%, 1/1/01(1)...................................................     2,000,000          2,065,922
                                                                                                         ---------------
                                                                                                              77,225,922
                                                                                                         ---------------
OHIO--3.5%
Gallia Cnty., OH IDV Mtg. RRB, Jackson Pike Assn., 4.75%, 12/15/00(1)..................     3,400,000          3,400,000
Miami Valley, OH Tax-Exempt Mtg. Trust RB, Series 86, 4.88%, 10/15/00(1)...............     2,540,000          2,540,000
OH Adult Corrections Building Authority RB, 4.65%, 12/15/00(1).........................     7,920,000          7,920,000
OH State University RB, 4.50%, 7/25/00(1)..............................................    31,000,000         31,000,000
Scioto Cnty., OH HCF RB, Hill View Retirement Center, 4.80%, 12/1/00(1)................     4,275,000          4,275,000
University of Cincinnati, OH COP, Series 232, MBIA Insured, 4.87%(2)...................    10,575,000         10,575,000
                                                                                                         ---------------
                                                                                                              59,710,000
                                                                                                         ---------------
PENNSYLVANIA--2.5%
Monroe Cnty., PA HA RB, Pocono Medical Center, Series C, 4.85%(2)......................     2,835,000          2,835,000
PA GOB, 4.87%(2).......................................................................    20,000,000         20,000,000
PA GOUN, 4.87%(2)......................................................................    17,800,000         17,800,000
Philadelphia, PA IDAU RB, Fox Chase Cancer Center Project, 4.50%(2)....................     1,100,000          1,100,000
                                                                                                         ---------------
                                                                                                              41,735,000
                                                                                                         ---------------
SOUTH CAROLINA--2.2%
SC POAU ABN AMRO Munitops Certificates, Trust 1998-7, 4.85%(2).........................     7,325,000          7,325,000
SC Public Service Authority RB, 4.40%, 10/3/00(1)......................................    14,850,000         14,850,000
York Cnty., SC PC RRB, Duke Power Co. Project, 4.35%, 8/1/00(1)........................     2,200,000          2,200,000
York Cnty., SC PC RRB, Duke Power Co. Project, 4.40%, 8/1/00(1)........................     7,100,000          7,100,000
York Cnty., SC PC RRB, Duke Power Co. Project, 4.75%, 8/1/00(1)........................     5,450,000          5,450,000
                                                                                                         ---------------
                                                                                                              36,925,000
                                                                                                         ---------------
SOUTH DAKOTA--1.3%
SD Health & Educational Facilities RB, Sioux Valley Hospital Issue, 4.85%(2)...........    20,800,000         20,800,000
Yankton, SD IDV RB, Kolber-Pioneer, Inc. Project, 4.80%(2).............................     2,000,000          2,000,000
                                                                                                         ---------------
                                                                                                              22,800,000
                                                                                                         ---------------

Centennial Tax Exempt Trust

                                                                                          Principal           Value
                                                                                            Amount          See Note 1
                                                                                        -------------    ---------------
TENNESSEE--1.2%
TN GOB, 4.20%, 8/22/00(1).............................................................. $  20,000,000    $    20,000,000
                                                                                                         ---------------
TEXAS--22.7%
Austin, TX Travis & Williamson Cntys., Utility System RB, 4.25%, 10/2/00(1)............    50,000,000         50,000,000
Bexar, TX Municipal Water District RB, 4.40%, 8/1/00(1)................................     9,000,000          9,000,000
Brownsville, TX Utility System RB, 4.25%, 7/13/00(1)...................................    23,900,000         23,900,000
Brownsville, TX Utility System RB, 4.40%, 7/13/00(1)...................................     2,000,000          2,000,000
De Soto, TX IDAU RRB, National Service Industries, Inc. Project, 4.80%(2)..............     7,150,000          7,150,000
Greater East TX HEAU RRB, Student Loans, Series A, 4.50%, 5/1/01(1)....................     9,000,000          9,000,000
Harris Cnty., TX Criminal Justice Center RB, Series SG96, FGIC Insured, 4.85%(2).......     7,475,000          7,475,000
Harris Cnty., TX ID Corp. RRB, Shell Oil Co. Project, 4.50%(2).........................     2,800,000          2,800,000
Harris Cnty., TX Toll Road COP, 4.87%(2)...............................................     9,900,000          9,900,000
Houston, TX GOB, Series A, 4.30%, 8/1/00(1)............................................     3,000,000          3,000,000
Houston, TX GOB, Series A, 4.30%, 10/2/00(1)...........................................    28,400,000         28,400,000
Houston, TX GOB, Series B, 4.30%, 8/1/00(1)............................................    39,800,000         39,800,000
Houston, TX GOB, Series C, 4.30%, 10/2/00(1)...........................................     6,000,000          6,000,000
Houston, TX WSS RB, Series SG120, 4.85%(2).............................................    37,600,000         37,600,000
San Antonio Water RB, 4.87%(2).........................................................     4,000,000          4,000,000
San Antonio, TX Electric & Gas RRB, Series G-101, 4.85%(2).............................    20,200,000         20,200,000
San Antonio, TX Electric & Gas RRB, Series SG105, 4.85%(2).............................    20,000,000         20,000,000
TX TAN & RAN, Series A, 4.50%, 8/31/00.................................................    89,000,000         89,115,569
TX TUAU RB, Dallas Northtollway, Series SG70, 4.70%(2).................................    15,325,000         15,325,000
                                                                                                         ---------------
                                                                                                             384,665,569
                                                                                                         ---------------
UTAH--2.8%
Intermountain Power Agency, UT RB, Utah Power Supply, 4.30%, 9/11/00(1)................    24,600,000         24,600,000
Intermountain Power Agency, UT RB, Utah Power Supply, 4.35%, 9/11/00(1)................     7,600,000          7,600,000
Salt Lake Cnty., UT TAN & RAN, 5%, 12/29/00............................................    10,000,000         10,029,969
Tremonton City, UT IDV RRB, Safeway, Inc. Projects, 4.75%, 12/1/00(1)..................       580,000            580,000
Utah Cnty., UT Environmental Improvement RRB, USX Corp.
   Project, 4.25%, 10/5/00(1)..........................................................     5,000,000          5,000,000
                                                                                                         ---------------
                                                                                                              47,809,969
                                                                                                         ---------------
VIRGINIA--2.2%
Peninsula Ports Authority, VA Coal Terminal RRB, Dominion Terminal
   Project-A, 4.30%, 7/17/00(1)........................................................    12,135,000         12,135,000
Stafford, VA IDV RRB, Safeway, Inc. Projects, 4.75%, 12/1/00(1)........................     1,025,000          1,025,000
Washington D.C. Airport Authority RB, 4.35%, 10/2/00(1)................................    24,000,000         24,000,000
                                                                                                         ---------------
                                                                                                              37,160,000
                                                                                                         ---------------

Centennial Tax Exempt Trust

                                                                                          Principal           Value
                                                                                            Amount          See Note 1
                                                                                        -------------    ---------------
WASHINGTON--1.0%
Kitsap Cnty., WA SDI No. 401 GOUN, Series 252, MBIA Insured, 4.90%(2).................. $   3,460,000    $     3,460,000
WA Refunding GOB, 4.40%(2).............................................................    13,710,000         13,710,000
                                                                                                         ---------------
                                                                                                              17,170,000
                                                                                                         ---------------
WEST VIRGINIA--0.4%
WV Road GOB ABN AMRO Munitops Certificates, Series 1999-4, 4.55%(2)....................     6,000,000          6,000,000
                                                                                                         ---------------
WYOMING--0.2%
Evanston, WY IDV RRB, Safeway, Inc. Projects, 4.75%, 12/1/00(1)........................     3,700,000          3,700,000
                                                                                                         ---------------
DISTRICT OF COLUMBIA--0.6%
DC HFA MH RB, Tyler House Trust Certificates Partnership A, 4.95%(2)...................    10,800,000         10,800,000
                                                                                                         ---------------
OTHER TERRITORIES--1.6%
Greystone Tax Exempt Certificates RB, Trust 1998-1, Sr. Certificate
   Beneficial Ownership, 4.93%(2)......................................................    27,900,000         27,900,000
                                                                                                         ---------------
U.S. POSSESSIONS--0.3%
PR CMWLTH GOB, 4.42%(2)................................................................     5,800,000          5,800,000
                                                                                                         ---------------


Total Investments, at Value............................................................         107.0%     1,810,312,048
                                                                                                         ---------------
Liabilities in Excess of Other Assets..................................................          (7.0)      (118,762,408)
                                                                                        -------------    ---------------
Net Assets.............................................................................         100.0%   $ 1,691,549,640
                                                                                        =============    ===============

Centennial Tax Exempt Trust

To simplify the listings of securities, abbreviations are used per the table below:

BOE         --Board of Education                                HFFAU       --Health Facilities Finance Authority
CAP         --Capital Appreciation                              IDA         --Industrial Development Agency
CD          --Commercial Development                            IDAU        --Industrial Development Authority
CMWLTH      --Commonwealth                                      IDV         --Industrial Development
COP         --Certificates of Participation                     LGAC        --Local Government Assistance Corp.
DA          --Dormitory Authority                               MCFFA       --Medical Care Facilities Finance
DAU         --Development Authority                                           Agency
ED          --Economic Development                              MH          --Multifamily Housing
EDAU        --Economic Development Authority                    MPA         --Municipal Power Agency
EDFAU       --Economic Development Finance                      NYC         --New York City
              Authority                                         NYS         --New York State
ERDAUEF     --Energy Research & Development                     PAU         --Power Authority
              Authority Electric Facilities                     PC          --Pollution Control
FA          --Facilities Authority                              PFAU        --Public Finance Authority
FAU         --Finance Authority                                 PFFAU       --Public Facilities Finance Authority
GOB         --General Obligation Bonds                          POAU        --Port Authority
GOUN        --General Obligation Unlimited Nts.                 RA          --Redevelopment Agency
HA          --Hospital Authority                                RAN         --Revenue Anticipation Nts.
HAU         --Housing Authority                                 RB          --Revenue Bonds
HCF         --Health Care Facilities                            RRB         --Revenue Refunding Bonds
HDC         --Housing Development Corp.                         SDI         --School District
HEAU        --Higher Education Authority                        TAN         --Tax Anticipation Nts.
HEFAU       --Higher Educational Facilities                     TBTAU       --Triborough Bridge & Tunnel Authority
              Authority                                         TUAU        --Turnpike Authority
HFA         --Housing Finance Agency                            WSS         --Water & Sewer System
HFAU        --Health Facilities Authority

1. Put obligation redeemable at full face value on the date reported.

2. Floating or variable rate obligation maturing in more than one year. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on June 30, 2000. This instrument may also have a demand feature which allows, on up to 30 days' notice, the recovery of principal at any time, or at specified intervals not exceeding one year.

3. Represents a securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $19,935,000 or 1.18% of the Trust's net assets as of June 30, 2000.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES June 30, 2000 Centennial Tax Exempt Trust

ASSETS
Investments, at value--see accompanying statement ............       $ 1,810,312,048
Cash .........................................................             9,172,350
Receivables and other assets:
Shares of beneficial interest sold ...........................            38,527,064
Interest .....................................................            15,890,060
Other ........................................................               375,223
                                                                     ---------------
Total assets .................................................         1,874,276,745
                                                                     ---------------

LIABILITIES Payables and other liabilities:
Investments purchased ........................................           161,553,479
Shares of beneficial interest redeemed .......................            17,978,639
Dividends ....................................................             2,577,736
Transfer and shareholder servicing agent fees ................               265,035
Service plan fees ............................................               141,869
Trustees' compensation .......................................                 8,967
Other ........................................................               201,380
                                                                     ---------------
Total liabilities ............................................           182,727,105
                                                                     ---------------

NET ASSETS ...................................................       $ 1,691,549,640
                                                                     ===============

COMPOSITION OF NET ASSETS
Paid-in capital ..............................................       $ 1,692,189,822
Accumulated net realized loss on investment transactions .....              (640,182)
                                                                     ---------------

NET ASSETS--applicable to 1,692,205,790 shares of
   beneficial interest outstanding ...........................       $ 1,691,549,640
                                                                     ===============

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE       $          1.00

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended June 30, 2000
Centennial Tax Exempt Trust

INVESTMENT INCOME
Interest .....................................................       $ 63,595,519
                                                                     ------------

EXPENSES
Management fees ..............................................          7,404,944
Service plan fees ............................................          3,420,376
Transfer and shareholder servicing agent fees ................          1,075,775
Custodian fees and expenses ..................................            325,816
Trustees' compensation .......................................             24,814
Other ........................................................            501,232
                                                                     ------------
Total expenses ...............................................         12,752,957
Less expenses paid indirectly ................................           (156,433)
                                                                     ------------
Net expenses .................................................         12,596,524
                                                                     ------------
NET INVESTMENT INCOME ........................................         50,998,995
                                                                     ------------
NET REALIZED LOSS ON INVESTMENTS .............................           (159,972)
                                                                     ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........       $ 50,839,023
                                                                     ============

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            Year Ended June 30,
                                                                                  --------------------------------------
                                                                                        2000                   1999
                                                                                  ---------------        ---------------
OPERATIONS
Net investment income ..........................................................  $    50,998,995        $    48,885,541
Net realized gain (loss) .......................................................         (159,972)               102,645
                                                                                  ---------------        ---------------
Net increase in net assets resulting from operations ...........................       50,839,023             48,988,186
                                                                                  ---------------        ---------------

DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS .................................      (50,998,995)           (48,855,541)
                                                                                  ---------------        ---------------

BENEFICIAL INTEREST TRANSACTIONS
Net decrease in net assets resulting from beneficial interest
   transactions ................................................................      (57,771,643)           (79,607,151)
                                                                                  ---------------        ---------------

NET ASSETS
Total decrease .................................................................      (57,931,615)           (79,504,506)
Beginning of period ............................................................    1,749,481,255          1,828,985,761
                                                                                  ---------------        ---------------
End of period ..................................................................  $ 1,691,549,640        $ 1,749,481,255
                                                                                  ===============        ===============

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Centennial Tax Exempt Trust

                                                                                  Year Ended June 30,
                                                       ---------------------------------------------------------------------
                                                          2000           1999           1998           1997           1996
                                                       ---------      ---------      ---------      ---------      ---------
PER SHARE OPERATING DATA
Net asset value, beginning of period ..............    $    1.00      $    1.00      $    1.00      $    1.00      $    1.00
Income from investment operations--
   net investment income and
   net realized gain ..............................          .03            .03            .03            .03            .03
Dividends and/or distributions to shareholders ....         (.03)          (.03)          (.03)          (.03)          (.03)
                                                       ---------      ---------      ---------      ---------      ---------
Net asset value, end of period ....................    $    1.00      $    1.00      $    1.00      $    1.00      $    1.00
                                                       =========      =========      =========      =========      =========
TOTAL RETURN(1) ...................................         3.01%          2.61%          3.12%          3.01%          3.16%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions) ...........    $   1,692      $   1,749      $   1,829      $   1,649      $   1,426
Average net assets (in millions) ..................    $   1,737      $   1,896      $   1,832      $   1,591      $   1,473
Ratios to average net assets:(2)
Net investment income .............................         2.94%          2.58%          3.07%          2.95%          3.12%
Expenses ..........................................         0.72%          0.69%          0.69%(3)       0.72%(3)       0.72%(3)

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year.

3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Centennial Tax Exempt Trust

1. SIGNIFICANT ACCOUNTING POLICIES

Centennial Tax Exempt Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust's investment objective is to seek the maximum short-term interest income exempt from federal income taxes that is consistent with low capital risk and the maintenance of liquidity. The Trust's investment advisor is Centennial Asset Management Corporation (the Manager), a subsidiary of OppenheimerFunds, Inc. (OFI). The following is a summary of significant accounting policies consistently followed by the Trust.

Securities Valuation. Portfolio securities are valued on the basis of amortized cost, which approximates market value.

Federal Taxes. The Trust intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required. As of June 30, 2000, the Trust had available for federal income tax purposes an unused capital loss carryover as follows:

Expiring
--------
2006     $ 33,976
2007      432,567
2008       88,401

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Trust.

Other. Investment transactions are accounted for as of trade date. Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

See accompanying Notes to Financial Statements.

Centennial Tax Exempt Trust

2. SHARES OF BENEFICIAL INTEREST

The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                      Year Ended June 30, 2000            Year Ended June 30, 1999
                                                 ---------------------------------   ---------------------------------
                                                      Shares           Amount            Shares            Amount
                                                 ---------------   ---------------   ---------------   ---------------

Sold ..........................................    5,849,279,745   $ 5,849,279,745     5,631,707,953   $ 5,631,707,953

Dividends and/or distributions
reinvested ....................................       49,019,366        49,019,366        48,085,400        48,085,400

Redeemed ......................................   (5,956,070,754)   (5,956,070,754)   (5,759,400,504)   (5,759,400,504)
                                                 ---------------   ---------------   ---------------   ---------------
Net decrease ..................................      (57,771,643)  $   (57,771,643)      (79,607,151)  $   (79,607,151)
                                                 ===============   ===============   ===============   ===============

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee of 0.50% of the first $250 million of the Trust's net assets, 0.475% of the next $250 million, 0.45% of the next $250 million, 0.425% of the next $250 million, 0.40% of the next $250 million, 0.375% of the next $250 million, 0.35% of the next $500 million and 0.325% of net assets in excess of $2 billion. Furthermore, under the Trust's Agreement, when the value of the Trust's net assets is less than $1.5 billion, the annual fee payable to the Manager shall be reduced by $100,000 based on average net assets computed daily and paid monthly at the annual rates. However, the annual fee cannot be less than $0. The Trust's management fee for the year ended June 30, 2000 was an annualized rate of 0.43%, before any waiver by the Manager if applicable.

Transfer Agent Fees. Shareholder Services, Inc. (SSI) acts as the transfer and shareholder servicing agent for the Trust and for other registered investment companies on an "at-cost" basis.

Service Plan Fees. Under an approved service plan, the Trust may expend up to 0.20% of its average annual net assets annually to reimburse the Manager, as distributor, for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Trust, including amounts paid to brokers, dealers, banks and other financial institutions. During the year ended June 30, 2000, the Trust paid $12,967 to a broker/dealer affiliated with the Manager as reimbursement for distribution-related expenses.

                                   Appendix A

                               RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc.
--------------------------------------------------------------------------------

Long-Term (Taxable) Bond Ratings

Aaa: Bonds rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa" securities.

A: Bonds rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...): Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These bonds are secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

Short-Term Ratings - Taxable Debt

These ratings apply to the ability of issuers to honor senior debt obligations having an original maturity not exceeding one year:

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.


Standard & Poor's Rating Services
--------------------------------------------------------------------------------

                            Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated "BBB" exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation, and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: Bonds rated "BB" are less vulnerable to nonpayment than other speculative issues. However, these face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: Bonds rated "B" are more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: Bonds rated "CCC" are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  Bonds rated "CC" are currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: Bonds rated "D" are in default. Payments on the obligation are not being made on the date due even if the applicable grace period has not expired, unless Standard and Poor's believes that such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The "r" symbol is attached to the ratings of instruments with significant noncredit risks.

Short-Term Issue Credit Ratings

A-1: Obligation is rated in the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the obligor's capacity to meet its financial obligation is extremely strong.

A-2: Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: Obligation exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Obligation is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Obligation is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Obligation is in payment default. Payments on the obligation have not been made on the due date even if the applicable grace period has not expired, unless Standard and Poor's believes that such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch, Inc.
--------------------------------------------------------------------------------

International Long-Term Credit Ratings

Investment Grade: AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.
Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

International Short-Term Credit Ratings

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B:    Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:      High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:     Default. Denotes actual or imminent payment default.

                                   Appendix B

                            Industry Classifications

Adult Living Facilities
Bond Anticipation Notes
Education
Electric Utilities
Gas Utilities
General Obligation
Higher Education
Highways/Railways
Hospital/Healthcare
Manufacturing, Durable Goods
Manufacturing, Non Durable Goods Marine/Aviation Facilities Multi-Family Housing Municipal Leases Non Profit Organization Parking Fee Revenue Pollution Control Resource Recovery Revenue Anticipation Notes Sales Tax Revenue Sewer Utilities Single Family Housing Special Assessment Special Tax Sports Facility Revenue Student Loans Tax Anticipation Notes Tax & Revenue Anticipation Notes Telephone Utilities Water Utilities

--------------------------------------------------------------------------------
Centennial Tax Exempt Trust
--------------------------------------------------------------------------------

Investment Advisor and Distributor
Centennial Asset Management Corporation
6803 South Tucson Way
Englewood, Colorado 80112

                                 Sub-Distributor
OppenheimerFunds Distributor, Inc.
P.O. Box 5254
Denver, Colorado 80217

Transfer Agent
Shareholder Services, Inc.
P.O. Box 5143
Denver, Colorado 80217
1.800.525.9310

Custodian of Portfolio Securities
Citibank, N.A.
399 Park Avenue
New York, New York 10043

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202


PX0160.001.1100



1Ms. Macaskill and Mr. Bowen are not Trustees or Directors of Oppenheimer Integrity Funds, Oppenheimer Strategic Income Fund, or Panorama Series Fund, Inc. Mr. Fossel and Mr. Bowen are not Trustees of Centennial New York Tax Exempt Trust or Managing General Partners of Centennial America Fund, L.P. 2. In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund (or its parent corporation) and who do not have any direct or indirect financial interest in the operation of any agreement under the plan.

                           CENTENNIAL TAX EXEMPT TRUST

                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION


Item 23.  Exhibits


(a) (i) Restated Declaration of Trust dated September 27, 1985: Previously filed with Registrant's Post-Effective Amendment No. 11 (9/27/85), and refiled with Registrant's Post-Effective Amendment No. 28 (10/31/94), pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

(b)   By-Laws, as amended through October 24, 2000:  filed herewith.

(c)  (i)  Specimen  Share   Certificate:   Previously  filed  with  Registrant's
Post-Effective Amendment No. 33 (8/27/99), and incorporated herein by reference.


(d) Investment Advisory Agreement dated February 18, 1992: Previously filed with Registrant's Post-Effective Amendment No. 25 (11/1/92), refiled with Registrant's Post-Effective Amendment No. 28 (10/31/94), pursuant to Item 102 of Regulation S-T and incorporated herein by reference.


   (e)       (i)   General Distributor's Agreement Centennial Asset Management
Corporation dated October 13, 1992: Previously filed with Registrant's Post Effective Amendment No. 26 (8/30/93), and incorporated herein by reference.

(ii) Sub-Distributor's Agreement between Centennial Asset Management Corporation and OppenheimerFunds Distributor, Inc. dated May 28, 1993: Previously filed with Registrant's Post-Effective Amendment No. 26 (8/30/93), and incorporated herein by reference.


(iii) Form of Dealer  Agreement  of  Centennial  Asset  Management  Corporation:
Previously filed with Post-Effective Amendment No. 23 of Centennial Government Trust (Reg. No. 2-75912), (11/1/94), and incorporated herein by reference.

(f) Form of Deferred Compensation Agreement for Disinterested
Trustees/Directors: Filed with Post-Effective Amendment No. 40 to the

Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/27/98,

and incorporated herein by reference.

(g) (i) Custodian Agreement between Registrant (formerly Daily Cash Tax Exempt Cash Fund, Inc.) and Citibank, N.A. dated March 1, 1981: Previously filed with Registrant's Post-Effective Amendment No. 13 (1/31/86), refiled with Registrant's Post-Effective Amendment No. 28 (10/31/94), pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

(ii)  Assignment and Amendment to Custodian  Agreement dated September 27, 1985:
Previously filed with Registrant's Post-Effective Amendment No. 13 (1/31/86), refiled with Registrant's Post-Effective Amendment No. 28 (10/31/94), pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

(h)   Not applicable.

(i) (i) Opinion and Consent of Counsel dated February 23, 1981: Previously filed with Registrant's Post-Effective Amendment No. 1 (3/2/81), refiled with Registrant's Post-Effective Amendment No. 28 (10/28/94), pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

(ii) Opinion of Neef, Swanson, Myer & Clark, general counsel to Registrant issued in the reorganization of Registrant (formerly Daily Cash Tax Exempt Fund, Inc.) dated September 27, 1985: Previously filed with Registrant' s
Post-Effective Amendment No. 13 (1/31/86), refiled with Registrant's Post-Effective Amendment No. 28, (10/31/94), pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

      (iii) Opinion of Moye, Giles, O'Keefe, Bermeire & Gorrell, special counsel to Registrant issued in the reorganization of Registrant (formerly Daily Cash Tax Exempt Fund, Inc.) dated September 27, 1985: Previously filed with Registrant's Post-Effective Amendment No. 13 (1/31/86), refiled with Registrant's Post-Effective Amendment No.28, (10/31/94), pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

(iv) Opinion of Deloitte Haskins & Sells issued to Registrant in the reorganization of Registrant (formerly Daily Cash Tax Exempt Fund, Inc.) dated September 27, 1985: Previously filed with Registrant's Post-Effective Amendment No. 13 (1/31/86), refiled with Registrant's Post-Effective Amendment No.28, (10/31/94), pursuant to Item 102 of Regulation S-T and incorporated herein by reference.


(j)   Independent Auditors' Consent:  Filed herewith.


(k)   Not applicable.

(l)   Not applicable.

(m) Service Plan and Agreement between Registrant and Centennial Asset Management Corporation under Rule 12b-1 dated August 24, 1993: Previously filed with Registrant's Post-Effective Amendment No. 20, (10/29/93), and incorporated herein by reference.

(n) Oppenheimer Funds Multiple Class Plan under Rule 18f-3 as updated through July 24, 1999: Filed by with Pre-Effective Amendment No. 1 to the Registration Statement of Oppenheimer Senior Floating Rate Fund (Reg. No. 333-82579), (8/31/99), and incorporated herein by reference.


(o) Powers of Attorney for all Trustees/Directors and Officers (including Certified Board Resolutions): Previously filed with Pre-Effective Amendment No. 2 to the Registration Statement of Oppenheimer Main Street Opportunity Fund (Reg. No. 333-40186), 8/28/00, and incorporated herein by reference.

(p) Amended and Restated Code of Ethics of the Oppenheimer Funds dated March 1, 2000 under Rule 17j-1 of the Investment Company Act of 1940: Previously filed with the initial Registration Statement of Oppenheimer Emerging Growth Fund (Reg. No. 333-44176), 8/21/00, and incorporated herein by reference.

Item 24. - Persons Controlled by or Under Common Control with the Fund


None.


Item 25. - Indemnification


Reference is made to the provisions of Article Seven of Registrant's Amended and Restated Declaration of Trust filed as Exhibit 23(a) to this Registration Statement, and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser


(a) Centennial Asset Management Corporation is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other registered investment companies as described in Parts A and B hereof and listed in Item 26(b) below.


(b) There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Centennial Asset Management Corporation is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Current Position
with Centennial Asset               Other Business and Connections
Management Corporation              During the Past Two Years


Robert Agan,
Vice President                      Vice President of Shareholder Services, Inc.


Andrew J. Donohue,

President and Director     Executive Vice  President  (since January 1993),
                           General  Counsel  (since  October  1991)  and  a
                           director     (since     September    1995)    of
                           OppenheimerFunds,     Inc.;    Executive    Vice
                           President  (since September 1993) and a director
                           (since  January  1992)  of the  Sub-Distributor;
                           Executive Vice President,  General Counsel and a
                           director  (since  September 1995) of HarbourView
                           Asset   Management   Corporation,    Shareholder
                           Services,  Inc., Shareholder Financial Services,
                           Inc.  and  Oppenheimer   Partnership   Holdings,
                           Inc., of OFI Private  Investments,  Inc.  (since
                           March 2000),  and of PIMCO Trust Company  (since
                           May  2000);   President   and  a   director   of
                           Oppenheimer Real Asset  Management,  Inc. (since
                           July  1996);   Vice  President  and  a  director
                           (since   September  1997)  of   OppenheimerFunds
                           International  Ltd. and  Oppenheimer  Millennium
                           Funds  plc;  a director  (since  April  2000) of
                           OppenheimerFunds  Legacy  Program,  a charitable
                           trust  program   established   by  the  Manager;
                           General  Counsel  (since May 1996) and Secretary
                           (since  April 1997) of  Oppenheimer  Acquisition
                           Corp.; an officer of other Oppenheimer funds.


Katherine P. Feld,

Secretary and Director    Vice    President    and    Secretary   of   the
                          Sub-Distributor and of  OppenheimerFunds,  Inc.;
                          Vice  President  and  Secretary  of  Oppenheimer
                          Real  Asset  Management,   Inc.;   Secretary  of
                          HarbourView   Asset   Management    Corporation,
                          Oppenheimer    Partnership    Holdings,    Inc.,
                          Shareholder   Financial   Services,   Inc.   and
                          Shareholder Services, Inc.

Ray Olson,
Treasurer                 Assistant  Vice  President of  OppenheimerFunds,
                          Inc.

Brian W. Wixted,
Assistant Treasurer       Senior  Vice  President  and  Treasurer   (since
                          March   1999)   of    OppenheimerFunds,    Inc.,
                          HarbourView   Asset   Management    Corporation,
                          Shareholder  Services,  Inc.,  Oppenheimer  Real
                          Asset   Management   Corporation,    Shareholder
                          Financial   Services,   Inc.   and   Oppenheimer
                          Partnership  Holdings,   Inc.,  of  OFI  Private
                          Investments,  Inc.  (since  March  2000)  and of
                          OppenheimerFunds    International    Ltd.    and
                          Oppenheimer  Millennium  Funds  plc  (since  May
                          2000);  Treasurer  and Chief  Financial  Officer
                          (since  May  2000)  of  PIMCO   Trust   Company;
                          Assistant   Treasurer   (since  March  1999)  of
                          Oppenheimer Acquisition Corp.; an officer of other Oppenheimer funds; formerly Principal and Chief Operating Officer, Bankers Trust Company
                          - Mutual Fund  Services  Division  (March 1995 -
                          March 1999).

Arthur J. Zimmer,
Vice                                President Senior Vice President (since April
                                    1999)  of   HarbourView   Asset   Management
                                    Corporation; an officer and/or portfolio manager of certain Oppenheimer funds.


The Oppenheimer Funds include the New York-based Oppenheimer Funds, the Denver-based Oppenheimer Funds and the Oppenheimer Quest /Rochester Funds, as set forth below:

            New York-based Oppenheimer Funds

            Oppenheimer California Municipal Fund
            Oppenheimer Capital Appreciation Fund
            Oppenheimer Capital Preservation Fund
                              Oppenheimer  Developing  Markets Fund  Oppenheimer
            Discovery Fund Oppenheimer Emerging Technologies Fund Oppenheimer Enterprise Fund Oppenheimer Europe Fund Oppenheimer Global Fund Oppenheimer Global Growth & Income Fund Oppenheimer Gold & Special Minerals Fund Oppenheimer Growth Fund Oppenheimer International Growth Fund Oppenheimer International Small Company Fund Oppenheimer Large Cap Growth Fund Oppenheimer Money Market Fund, Inc. Oppenheimer Multi-Sector Income Trust Oppenheimer Multi-State Municipal Trust Oppenheimer Multiple Strategies Fund Oppenheimer Municipal Bond Fund Oppenheimer New York Municipal Fund Oppenheimer Series Fund, Inc.
            Oppenheimer Trinity Core Fund
            Oppenheimer Trinity Growth Fund
            Oppenheimer Trinity Value Fund
            Oppenheimer U.S. Government Trust
            Oppenheimer World Bond Fund

            Quest/Rochester Funds

            Limited Term New York Municipal Fund
            Oppenheimer Convertible Securities Fund
            Oppenheimer MidCap Fund
            Oppenheimer Quest Capital Value Fund, Inc.
            Oppenheimer Quest For Value Funds
            Oppenheimer Quest Global Value Fund, Inc.
            Oppenheimer Quest Value Fund, Inc.
            Rochester Fund Municipals

            Denver-based Oppenheimer Funds

            Centennial America Fund, L.P.
            Centennial California Tax Exempt Trust
                                  Centennial Government Trust
            Centennial Money Market Trust Centennial New York Tax Exempt Trust Centennial Tax Exempt Trust Oppenheimer Cash Reserves Oppenheimer Champion Income Fund Oppenheimer Capital Income Fund Oppenheimer High Yield Fund Oppenheimer Integrity Funds Oppenheimer International Bond Fund Oppenheimer Limited-Term Government Fund
            Oppenheimer Main Street Opportunity Fund Oppenheimer Main Street Small Cap Fund Oppenheimer Main Street Funds, Inc. Oppenheimer Municipal Fund Oppenheimer Real Asset Fund Oppenheimer Senior Floating Rate Fund Oppenheimer Strategic Income Fund Oppenheimer Total Return Fund, Inc. Oppenheimer Variable Account Funds Panorama Series Fund, Inc.

The address of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corp., Oppenheimer Partnership Holdings, Inc., Oppenheimer Acquisition Corp. and OFI Private Investments, Inc. is Two World Trade Center, New York, New York 10048-0203.

The address of the New York-based Oppenheimer Funds, the Quest Funds, the Denver-based Oppenheimer Funds, Shareholder Financial Services, Inc.,
Shareholder Services, Inc., OppenheimerFunds Services, Centennial Asset Management Corporation, Centennial Capital Corp., and Oppenheimer Real Asset Management, Inc. is 6803 South Tucson Way, Englewood, Colorado 80112.

The address of the Rochester-based funds is 350 Linden Oaks, Rochester, New York 14625-2807.

Item 27.  Principal Underwriter

(a) Centennial Asset Management Corporation is the Distributor of Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which Centennial Asset Management Corporation is the investment adviser, as described in Part A and B of this Registration Statement and listed in Item 26(b) above.

(b)   The directors and officers of the Registrant's principal underwriter are:

Name & Principal             Positions & Offices         Positions and Offices
Business Address             with Underwriter            with Registrant

Robert Agan(1)               Vice President              None

Andrew J. Donohue(1)         President and Director      Vice President and
                                                         Secretary

Katherine P. Feld(1)         Secretary and Director      None

Ray Olson                    Treasurer                   None

Brian W. Wixted              Assistant Treasurer         Treasurer

Arthur Zimmer(2)             Vice President              None

(1)Two World Trade Center, New York, NY 10048-0203
(2)6803 South Tucson Way, Englewood, CO 80112

(c)   Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Arapahoe and State of Colorado on the 27th day of October, 2000.

                           CENTENNIAL TAX EXEMPT TRUST

                              By:  /s/ James C. Swain*
                              -----------------------------------
                            James C. Swain, Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                    Title                         Date

/s/ James C. Swain*           Chairman of the Board,
----------------------------------                       Chief Executive Officer
October 27, 2000
James C. Swain                and Trustee

/s/ Bridget A. Macaskill*
----------------------------------                         President and Trustee
October 27, 2000
Bridget A. Macaskill

/s/ Brian W. Wixted*          Treasurer and Chief           October 27, 2000
----------------------------------                          Financial and
Brian W. Wixted               Accounting Officer

/s/ Robert G. Avis*           Trustee                       October 27, 2000
----------------------------------
Robert G. Avis

/s/ George Bowen*             Trustee                       October 27, 2000
----------------------------------
George Bowen

/s/ Jon S. Fossel*            Trustee                       October 27, 2000
----------------------------------
Jon S. Fossel

/s/ Sam Freedman*             Trustee                       October 27, 2000
----------------------------------
Sam Freedman

/s/ Raymond J. Kalinowski*    Trustee                       October 27, 2000
----------------------------------
Raymond J. Kalinowski

/s/ C. Howard Kast*           Trustee                       October 27, 2000
----------------------------------
C. Howard Kast

/s/ Robert M. Kirchner*       Trustee                       October 27, 2000
----------------------------------
Robert M. Kirchner

*By: /s/ Robert G. Zack
-----------------------------------------
                        Robert G. Zack, Attorney-in-Fact

                           CENTENNIAL TAX EXEMPT TRUST


                       Registration Statement No. 2-69653


                                  EXHIBIT INDEX


Exhibit No.       Description

23(b)             By-Laws

23(j)             Independent Auditors' Consent






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